STEIN ROE MUNICIPAL FUNDS

                      STEIN ROE MUNICIPAL MONEY MARKET FUND
                     STEIN ROE INTERMEDIATE MUNICIPALS FUND
                        STEIN ROE MANAGED MUNICIPALS FUND
                      STEIN ROE HIGH-YIELD MUNICIPALS FUND

                      SEMIANNUAL REPORT o DECEMBER 31, 2001

                                                                          [LOGO]
                                                                       stein roe
                                                                    MUTUAL FUNDS

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Contents
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From the President                                                             1

Stein Roe Municipal Money Market Fund

      Performance Summary                                                      4

      Portfolio Manager's Report                                               5

Stein Roe Intermediate Municipals Fund

      Performance Summary                                                      8

      Portfolio Manager's Report                                              10

Stein Roe Managed Municipals Fund

      Performance Summary                                                     14

      Portfolio Manager's Report                                              15

Stein Roe High-Yield Municipals Fund

      Performance Summary                                                     20

      Portfolio Manager's Report                                              21

Investment Portfolio                                                          25

Financial Statements                                                          62

Notes to Financial Statements                                                 78

Financial Highlights                                                          90

Shareholder Meeting Results                                                  108

For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

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                                                            From the President 1
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Dear Shareholder:                                                        [PHOTO]

I want to take this opportunity to let you know that the sale of Liberty Financial's asset management companies--including Stein Roe & Farnham Incorporated, the investment advisor of your funds--was completed effective November 1, 2001. In light of this change and recent turmoil in the markets, I think it is important to assure you that your funds continue to follow the same solid investment principles which attracted you to Stein Roe in the first place.

      Hopes that we would avoid a severe economic downturn were dashed during the second half of 2001 as economic growth continued to shrink, corporate earnings continued to suffer and unemployment claims increased. In an attempt to limit the depth of this downturn, the Federal Reserve Board (the Fed) lowered interest rates an unprecedented 11 times during 2001, reducing the Fed funds rate from 6.50% to 1.75%. The tragic events of September 11 only served to hasten the economic downturn, prompting a rash of additional layoffs in October and November.

      As a result of these events, the bond market experienced volatility during 2001, even as equity markets suffered through more severe turbulence. On October 31, the Treasury Department announced its decision to stop selling its 30-year bond, adding more uncertainty to the market. To finish the year, a fourth-quarter surge in the stock market prompted some investors to move money out of bond and money market funds into stock funds. Overall, municipal bond yields fell somewhat during the one-year period. Shorter-term municipal money markets saw yields decline in line with declining Fed funds rates, reaching historic lows at year-end. In response, investors began to seek out higher returns by investing in equities and other market sectors.

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      The following report provides you with more detailed information about your fund's performance and your portfolio manager's strategies. For more information, visit us online at steinroe.com. Thank you for choosing the Stein Roe Municipal Funds and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Keith T. Banks

Keith T. Banks
President

Meet the new president

Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Stein Roe. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst for Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

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4 Performance Summary
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Stein Roe Municipal Money Market Fund

Average annual total return (%)
Period ended December 31, 2001

                                             6-month
                                            cumulative 1-year   5-year   10-year
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Stein Roe Municipal Money Market Fund          0.88     2.40     2.97      2.77
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Lipper Tax-Exempt Money Market Fund Average    0.80     2.21     2.91      2.78
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Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. A voluntary expense limitation of 0.70% was in effect for Stein Roe Municipal Money Market Fund for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source:
Lipper Inc.

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                                                    Portfolio Manager's Report 5
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   Fund     COMMENTARY FROM VERONICA WALLACE, PORTFOLIO MANAGER OF STEIN ROE
Commentary  MUNICIPAL MONEY MARKET FUND

      For the six months ended December 31, 2001, Stein Roe Municipal Money Market Fund returned 0.88% and outperformed its peer group, the Lipper Tax-Exempt Money Market Fund Average, which returned 0.80% during the same period.

Federal Reserve rate cuts depressed yields

      Obviously, changes in interest rates affect the short-term municipal market acutely. This was never more evident than during this period. The Fed lowered rates five times totaling 2% during the six-month period. Until early November, the fund benefited from declining rates as we increased average maturity to 53 days at the end of September, considerably above our peer group's average of 44 days. By extending maturity, we provided some protection against declining yields on new issues. During the summer, we invested in one-year notes such as the City of Philadelphia, Michigan Municipal Bond Authority and Texas Trans (0.8%, 0.8% and 2.5% of net assets, respectively). We also added a couple of odd-lot tax-exempt bonds in Edmond, Oklahoma Public Works sales tax and College Station, Texas school district obligations (0.2% and 0.1% of net assets, respectively) at favorable yields.

      As the period closed, we began to emphasize six-month issues and shorter, keeping the portfolio as liquid as possible in the event of large redemptions. Approximately 80% of the fund's assets at year-end were

Investment objective and strategy:

Stein Roe Municipal Money Market Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and maintenance of liquidity. The fund invests all of its assets in SR&F Municipal Money Market Portfolio as part of a master fund/feeder fund structure. The portfolio invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market securities.

Fund inception:

March 15, 1983

Net assets:

$108.8 million

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invested in Variable Demand Notes, which offer daily and weekly liquidity and are always priced at par. High demand and the lower interest rate environment caused daily and weekly demand note yields to drop to slightly more than 1%, while the fund's average maturity leveled off at 40 days by period-end. As sharply as these yields fell in the short-term municipal market, they remained attractive compared to short-term taxable yields, which fell more quickly than tax-exempt yields.

Securities type breakdown(1)

                                                                              %
                                                                            ----

Variable Rate Notes                                                         80.7
Tax-Exempt Bonds                                                             6.5
Other Tax-Exempt Bonds                                                       3.5
Put Bonds                                                                    4.4
Tax & Revenue Anticipation Notes                                             3.3
Tax Anticipation Notes                                                       0.8
Commercial Paper                                                             0.8

Interest rates expected to stabilize

      We expect interest rates to stabilize during the first half of 2002 as the economy shows signs of strength. However, any further rate reductions would cause short-term municipal yields to fall again. We expect the fund's average maturity to drop naturally during this time, while we look at issues that mature in approximately six months, rather than a year.

      Our immediate concern is the so-called January effect in the municipal money market, a period when coupon payments generally create a tremendous demand for short-term paper. Increased demand and short supply usually translates into lower yields. We expect daily variable rates to drop to 1% or lower during this time and weekly variable rates to approach 1%. Toward the end of the month, we believe yields will rise slightly, then increase again in April as demand for variable rate demand notes decreases.

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Portfolio statistics

                                                  As of 12/31/01   As of 6/30/01

7-day dollar-weighted average maturity                40 days         47 days

7-day current yield*                                  1.33%           2.69%

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*     Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.

      Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

      A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

      An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1) Security type breakdowns are calculated as a percentage of investments in SR&F Municipal Money Market Portfolio. Maturity breakdowns are calculated as a percentage of investments in SR&F Municipal Money Market Portfolio. Because the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain these breakdowns in the future.

Maturity(1)

   [The following table was depicted as a pie chart in the printed material.]

% of net assets as of 12/31/01

Greater than 20 years          9.0
10-20 years                    4.1
5-10 years                    50.2
1-5 years                     34.4
Less than 1 year               2.3

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8 Performance Summary
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Stein Roe Intermediate Municipals Fund

Average annual total return (%)
Period ended December 31, 2001

                                           6-month
                                          cumulative   1-year   5-year   10-year
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Stein Roe Intermediate
Municipals Fund Class S                      1.59        4.21     4.97    5.64
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Stein Roe Intermediate
Municipals Fund Class A
 with sales charge                          -3.36       -0.92     3.92    5.11
 without sales charge                        1.49        4.06     4.94    5.63
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Stein Roe Intermediate
Municipals Fund Class B
 with sales charge                          -3.77       -1.50     4.48    5.57
 without sales charge                        1.16        3.43     4.81    5.57
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Stein Roe Intermediate
Municipals Fund Class C
 with sales charge                           0.40        2.88     4.90    5.61
 without sales charge                        1.38        3.87     4.90    5.61
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Lehman Brothers 10-Year
Municipal Bond Index                         1.80        4.62     5.94    6.70
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Lipper Intermediate
Municipal Debt Fund Average                  1.66        4.53     4.83    5.63
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Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. A voluntary expense limitation of 0.70% was in effect for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of fixed income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source: Lipper Inc.

Class A, B and C share (newer class shares) performance includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. Class S share returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class S and the newer class shares. Had the expense differential been reflected, the returns for the period prior to inception of class A, B and C would have been lower.

The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

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INVESTMENT COMPARISON

MOUNTAIN CHART

Growth of a $10,000 investment, December 31, 1991 to December 31, 2001

Stein Roe Intermediate Municipals Fund, Class S: $17,318
Lehman Brothers 10-Year Municipal Bond Index: $19,121


                                Intermediate Municipals - S                                     Lehman Muni 10 Yr IX Tr


                                                  $10,000.00                                                 $10,000.00
01/01/1992 - 03/31/1992       -0.29%               $9,971.00       01/01/1992 - 03/31/1992      -0.09%        $9,991.00
04/01/1992 - 06/30/1992        3.54%              $10,323.97       04/01/1992 - 06/30/1992       3.90%       $10,380.65
07/01/1992 - 09/30/1992        2.33%              $10,564.52       07/01/1992 - 09/30/1992       2.91%       $10,682.73
10/01/1992 - 12/31/1992        1.88%              $10,763.13       10/01/1992 - 12/31/1992       1.96%       $10,892.11
01/01/1993 - 03/31/1993        3.63%              $11,153.84       01/01/1993 - 03/31/1993       3.87%       $11,313.63
04/01/1993 - 06/30/1993        2.66%              $11,450.53       04/01/1993 - 06/30/1993       3.30%       $11,686.98
07/01/1993 - 09/30/1993        3.07%              $11,802.06       07/01/1993 - 09/30/1993       3.59%       $12,106.54
10/01/1993 - 12/31/1993        1.28%              $11,953.13       10/01/1993 - 12/31/1993       1.46%       $12,283.30
01/01/1994 - 03/31/1994       -4.24%              $11,446.31       01/01/1994 - 03/31/1994      -5.30%       $11,632.29
04/01/1994 - 06/30/1994        1.20%              $11,583.67       04/01/1994 - 06/30/1994       1.47%       $11,803.28
07/01/1994 - 09/30/1994        0.49%              $11,640.43       07/01/1994 - 09/30/1994       0.70%       $11,885.90
10/01/1994 - 12/31/1994       -0.75%              $11,553.13       10/01/1994 - 12/31/1994      -1.58%       $11,698.11
01/01/1995 - 03/31/1995        4.73%              $12,099.59       01/01/1995 - 03/31/1995       6.92%       $12,507.61
04/01/1995 - 06/30/1995        2.06%              $12,348.84       04/01/1995 - 06/30/1995       2.65%       $12,839.07
07/01/1995 - 09/30/1995        2.77%              $12,690.90       07/01/1995 - 09/30/1995       3.50%       $13,288.43
10/01/1995 - 12/31/1995        2.81%              $13,047.52       10/01/1995 - 12/31/1995       3.14%       $13,705.69
01/01/1996 - 03/31/1996       -0.57%              $12,973.15       01/01/1996 - 03/31/1996      -0.65%       $13,616.60
04/01/1996 - 06/30/1996        0.42%              $13,027.63       04/01/1996 - 06/30/1996       0.31%       $13,658.81
07/01/1996 - 09/30/1996        1.75%              $13,255.62       07/01/1996 - 09/30/1996       2.00%       $13,931.99
10/01/1996 - 12/31/1996        2.52%              $13,589.66       10/01/1996 - 12/31/1996       2.85%       $14,329.05
01/01/1997 - 03/31/1997       -0.14%              $13,570.63       01/01/1997 - 03/31/1997      -0.02%       $14,326.19
04/01/1997 - 06/30/1997        2.76%              $13,945.18       04/01/1997 - 06/30/1997       3.29%       $14,797.52
07/01/1997 - 09/30/1997        2.61%              $14,309.15       07/01/1997 - 09/30/1997       3.10%       $15,256.24
10/01/1997 - 12/31/1997        2.09%              $14,608.21       10/01/1997 - 12/31/1997       2.59%       $15,651.38
01/01/1998 - 03/31/1998        0.81%              $14,726.54       01/01/1998 - 03/31/1998       1.03%       $15,812.59
04/01/1998 - 06/30/1998        1.17%              $14,898.84       04/01/1998 - 06/30/1998       1.51%       $16,051.36
07/01/1998 - 09/30/1998        2.90%              $15,330.91       07/01/1998 - 09/30/1998       3.42%       $16,600.31
10/01/1998 - 12/31/1998        0.48%              $15,404.50       10/01/1998 - 12/31/1998       0.65%       $16,708.22
01/01/1999 - 03/31/1999        0.53%              $15,486.14       01/01/1999 - 03/31/1999       0.57%       $16,803.45
04/01/1999 - 06/30/1999       -1.80%              $15,207.39       04/01/1999 - 06/30/1999      -2.29%       $16,418.65
07/01/1999 - 09/30/1999        0.23%              $15,242.37       07/01/1999 - 09/30/1999       0.64%       $16,523.73
10/01/1999 - 12/31/1999       -0.36%              $15,187.49       10/01/1999 - 12/31/1999      -0.14%       $16,500.60
01/01/2000 - 03/31/2000        1.69%              $15,444.16       01/01/2000 - 03/31/2000       2.33%       $16,885.06
04/01/2000 - 06/30/2000        1.51%              $15,677.37       04/01/2000 - 06/30/2000       1.59%       $17,153.54
07/01/2000 - 09/30/2000        2.00%              $15,990.92       07/01/2000 - 09/30/2000       2.48%       $17,578.94
10/01/2000 - 12/31/2000        3.92%              $16,617.76       10/01/2000 - 12/31/2000       3.96%       $18,275.07
01/01/2001 - 03/31/2001        2.19%              $16,981.69       01/01/2001 - 03/31/2001       2.32%       $18,699.05
04/01/2001 - 06/30/2001        0.39%              $17,047.92       04/01/2001 - 06/30/2001       0.44%       $18,781.33
07/01/2001 - 09/30/2001        2.86%              $17,535.49       07/01/2001 - 09/30/2001       2.96%       $19,337.25
10/01/2001 - 12/31/2001       -1.24%              $17,318.00       10/01/2001 - 12/31/2001      -1.12%       $19,121.00


Performance of a $10,000 investment in all share classes 12/31/91 - 12/31/01

                                          without sales        with sales
                                            charge ($)         charge ($)
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Class S                                      17,318                n/a
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Class A                                      17,292              16,468
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Class B                                      17,187              17,187
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Class C                                      17,260              17,260
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Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 12/31/91, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment and does not incur fees or expenses. Performance of class A, B and C shares (newer class shares) includes returns for the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares.

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10 Portfolio Managers' Report
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   Fund     COMMENTARY FROM KIM CAMPBELL, PORTFOLIO MANAGER OF STEIN ROE
Commentary  INTERMEDIATE MUNICIPALS FUND

      After a strong showing during the first half of the year, yields in the intermediate sector of the municipal bond market cooled during the six-month period ended December 31, 2001. Stein Roe Intermediate Municipals Fund Class S returned 1.59%, slightly underperforming its benchmark, the Lehman Brothers 10-Year Municipal Bond Index, which returned 1.80% for the same period. The fund's peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 1.66% during the same timeframe.

Economic uncertainty dominated the period

      Consistent with our expectation, the economy continued to show signs of weakness during the second half of 2001 and did not improve by year-end. As a result of this outlook, we positioned the fund with a longer-than-average duration relative to its peers at the beginning of the period. (Duration measures the fund's sensitivity to interest rate changes. The longer the duration, the more sensitive it is to interest rate fluctuation.)

      The tragic attack of September 11 added further uncertainty to the economy. In October, the Fed announced that it would no longer sell 30-year Treasury bonds. This news pushed bond prices higher, in anticipation of a dwindling supply of long-term Treasury debt. Toward year-end, Treasury and municipal yields began to rise, fueled by a stock market rally and evidence that economic recovery was approaching. The fund's longer duration, which added to performance when interest rates declined, hurt performance when rates moved up. When the period ended, intermediate rates were slightly higher.

Investment objective and strategy:

Seeks a high level of total return, consisting of current income exempt from federal income tax, consistent with the preservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in tax-exempt securities. The fund expects to maintain a dollar-weighted average maturity of three to 10 years.

Fund inception:

October 9, 1985

Net assets:

$151.5 million

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Fund was overweighted in zeros and non-callable bonds

      Given our positive outlook for bonds, we increased our exposure to intermediate maturity zero coupon bonds during the period. (Zero coupon bonds pay interest only at maturity, so they are sold at deep discounts to compensate for the lack of regular interest payments.) We believed this addition would generally benefit the fund's performance as bond prices rallied.

      Throughout the period the fund also held an overweight position in non-callable bonds, which lock in attractive yields as interest rates decline. A callable bond may be called before its maturity date, as often occurs in an environment of falling interest rates, when issuers can get better rates by refinancing. By contrast, non-callable bonds cannot be called until they reach maturity.

      In the third quarter, while interest rates were falling, our exposure to zero coupon and non-callable bonds boosted performance. When rates spiked back up in the fourth quarter, these holdings generally detracted from performance.

Investment decisions focused on longer intermediate sector

      One area of concentration during the period was in the 13-16 year maturity range. Specifically, we sought out bonds which offered premium coupon structure and good call protection. We purchased securities fitting this description because of their attractive risk/reward profile, and these purchases generally helped the fund's performance.

Top 10 states(1)

                                                                              %
                                                                            ----

New York                                                                    12.3
Texas                                                                        8.7
Illinois                                                                     8.2
Georgia                                                                      6.7
Michigan                                                                     5.1
Massachusetts                                                                5.0
Arizona                                                                      4.5
Ohio                                                                         4.3
Indiana                                                                      4.3
South Carolina                                                               3.2

High yield bonds recovered, airline issues faltered

      The high yield market improved during the second half of 2001. We selectively added to our position in high yield issues early in the period,

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12
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which helped performance. However, we continued to maintain a slightly underweighted position in the sector. In the aftermath of September 11, our exposure to debt issued by airlines hurt performance. (Private corporations can issue municipal bonds to finance projects with a public purpose, such as the construction of an airport terminal.)

Outlook generally positive

      We believe that while an economic recovery is coming, it will be slow and gradual. The Fed is clearly nearing the end of their easing bias. Given this scenario, we expect bonds to perform relatively well in the months to come. One could also anticipate that if inflation remains low, as we expect, yields on 10-15 year bonds may decline more (and thus their prices may increase more) than those of shorter-term bonds.

      We will continue to focus on investment opportunities in the 10-15 year portion of the curve, maintaining an average maturity of approximately 10 years. We believe that maintaining a position in non-callable bonds, or those with good call protection, may also benefit the fund.

Portfolio quality(1)

                                                                              %
                                                                            ----

AAA                                                                         68.4
AA                                                                          12.6
A                                                                            6.4
BBB and below                                                                7.6
Non-Rated                                                                    3.9
Cash and equivalents                                                         1.1

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Portfolio statistics

                                              As of 12/31/01       As of 6/30/01
                                              --------------       -------------
Average duration                                 6.6 years           6.7 years
Average weighted maturity                        8.7 years           9.1 years
Average weighted coupon                            5.80%               5.90%

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      Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

      Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 12/31/01 and are subject to change. The advisor voluntarily limits expenses to 0.70% of average net assets. Fund return as of 12/31/01 would have been lower without this limit. Income distributions are exempt from federal income taxes but may be subject to federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of investment-grade municipal bonds; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

      Tax-exempt investing offers current tax-free income, but also involves certain risks. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

(1) Top states breakdown is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of investments plus short-term obligations. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns in the future.

MATURITY (unaudited)(1)
% as of 6/30/01

Greater than 20 years                                                       19.5
10-20 years                                                                 12.9
5-10 years                                                                  33.5
1-5 years                                                                   25.0
Less than 1 year                                                             9.1

--------------------------------------------------------------------------------
14 Performance Summary
--------------------------------------------------------------------------------


Stein Roe Managed Municipals Fund

Average annual total return (%)
Period ended December 31, 2001

                                         6-month
                                        cumulative   1-year    5-year    10-year
--------------------------------------------------------------------------------
Stein Roe Managed
Municipals Fund                            2.02       3.80      5.39      6.02
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                 2.18       5.13      5.98      6.63
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Fund Average                          1.47       3.90      4.78      5.85
--------------------------------------------------------------------------------

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source: Lipper Inc.

INVESTMENT COMPARISON

MOUNTAIN CHART

Growth of a $10,000 investment, December 31, 1991 to December 31, 2001

Stein Roe Managed Municipals Fund: $17,936
Lehman Brothers Municipal Bond Index: $18,999


                                Managed Municipals                                       Lehman Muni Bond IX Tr


                                         $10,000.00                                                  $10,000.00
01/01/1992 - 03/31/1992         0.06%    $10,006.00             01/01/1992 - 03/31/1992     0.30%    $10,030.00
04/01/1992 - 06/30/1992         4.16%    $10,422.25             04/01/1992 - 06/30/1992     3.79%    $10,410.14
07/01/1992 - 09/30/1992         2.15%    $10,646.33             07/01/1992 - 09/30/1992     2.66%    $10,687.05
10/01/1992 - 12/31/1992         1.71%    $10,828.38             10/01/1992 - 12/31/1992     1.82%    $10,881.55
01/01/1993 - 03/31/1993         3.85%    $11,245.27             01/01/1993 - 03/31/1993     3.71%    $11,285.26
04/01/1993 - 06/30/1993         2.68%    $11,546.65             04/01/1993 - 06/30/1993     3.27%    $11,654.28
07/01/1993 - 09/30/1993         3.19%    $11,914.98             07/01/1993 - 09/30/1993     3.38%    $12,048.20
10/01/1993 - 12/31/1993         1.11%    $12,047.24             10/01/1993 - 12/31/1993     1.40%    $12,216.87
01/01/1994 - 03/31/1994        -5.24%    $11,415.97             01/01/1994 - 03/31/1994    -5.49%    $11,546.17
04/01/1994 - 06/30/1994         0.86%    $11,514.14             04/01/1994 - 06/30/1994     1.10%    $11,673.18
07/01/1994 - 09/30/1994         0.41%    $11,561.35             07/01/1994 - 09/30/1994     0.69%    $11,753.72
10/01/1994 - 12/31/1994        -1.40%    $11,399.49             10/01/1994 - 12/31/1994    -1.43%    $11,585.64
01/01/1995 - 03/31/1995         6.42%    $12,131.34             01/01/1995 - 03/31/1995     7.07%    $12,404.75
04/01/1995 - 06/30/1995         1.66%    $12,332.72             04/01/1995 - 06/30/1995     2.41%    $12,703.70
07/01/1995 - 09/30/1995         2.68%    $12,663.24             07/01/1995 - 09/30/1995     2.87%    $13,068.30
10/01/1995 - 12/31/1995         4.99%    $13,295.13             10/01/1995 - 12/31/1995     4.13%    $13,608.02
01/01/1996 - 03/31/1996        -2.19%    $13,003.97             01/01/1996 - 03/31/1996    -1.20%    $13,444.72
04/01/1996 - 06/30/1996         0.79%    $13,106.70             04/01/1996 - 06/30/1996     0.76%    $13,546.90
07/01/1996 - 09/30/1996         2.38%    $13,418.64             07/01/1996 - 09/30/1996     2.29%    $13,857.13
10/01/1996 - 12/31/1996         2.81%    $13,795.70             10/01/1996 - 12/31/1996     2.55%    $14,210.48
01/01/1997 - 03/31/1997        -0.36%    $13,746.04             01/01/1997 - 03/31/1997    -0.24%    $14,176.38
04/01/1997 - 06/30/1997         3.48%    $14,224.40             04/01/1997 - 06/30/1997     3.45%    $14,665.46
07/01/1997 - 09/30/1997         3.22%    $14,682.43             07/01/1997 - 09/30/1997     3.01%    $15,106.89
10/01/1997 - 12/31/1997         2.71%    $15,080.32             10/01/1997 - 12/31/1997     2.71%    $15,516.29
01/01/1998 - 03/31/1998         0.71%    $15,187.39             01/01/1998 - 03/31/1998     1.15%    $15,694.73
04/01/1998 - 06/30/1998         1.49%    $15,413.68             04/01/1998 - 06/30/1998     1.52%    $15,933.29
07/01/1998 - 09/30/1998         3.00%    $15,876.09             07/01/1998 - 09/30/1998     3.07%    $16,422.44
10/01/1998 - 12/31/1998         0.21%    $15,909.43             10/01/1998 - 12/31/1998     0.60%    $16,520.97
01/01/1999 - 03/31/1999         0.50%    $15,988.98             01/01/1999 - 03/31/1999     0.89%    $16,668.01
04/01/1999 - 06/30/1999        -1.98%    $15,672.40             04/01/1999 - 06/30/1999    -1.76%    $16,374.65
07/01/1999 - 09/30/1999        -0.88%    $15,534.48             07/01/1999 - 09/30/1999    -0.40%    $16,309.15
10/01/1999 - 12/31/1999        -1.11%    $15,362.05             10/01/1999 - 12/31/1999    -0.78%    $16,181.94
01/01/2000 - 03/31/2000         2.77%    $15,787.58             01/01/2000 - 03/31/2000     2.92%    $16,654.46
04/01/2000 - 06/30/2000         1.11%    $15,962.82             04/01/2000 - 06/30/2000     1.51%    $16,905.94
07/01/2000 - 09/30/2000         2.36%    $16,339.54             07/01/2000 - 09/30/2000     2.42%    $17,315.06
10/01/2000 - 12/31/2000         5.75%    $17,279.06             10/01/2000 - 12/31/2000     4.37%    $18,071.73
01/01/2001 - 03/31/2001         1.93%    $17,612.55             01/01/2001 - 03/31/2001     2.22%    $18,472.92
04/01/2001 - 06/30/2001        -0.19%    $17,579.09             04/01/2001 - 06/30/2001     0.65%    $18,593.00
07/01/2001 - 09/30/2001         4.03%    $18,287.52             07/01/2001 - 09/30/2001     2.81%    $19,115.46
10/01/2001 - 12/31/2001        -1.94%    $17,936.00             10/01/2001 - 12/31/2001    -0.61%    $18,999.00


Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 12/31/91, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

--------------------------------------------------------------------------------
                                                   Portfolio Manager's Report 15
--------------------------------------------------------------------------------


   Fund     COMMENTARY FROM KIM CAMPBELL, PORTFOLIO MANAGER OF STEIN ROE MANAGED
Commentary  MUNICIPALS FUND

      The Stein Roe Managed Municipals Fund returned 2.02% for the six-month period ended December 31, 2001. This performance slightly lagged the fund's benchmark, the Lehman Brothers Municipal Bond Index, which registered a 2.18% gain for the same period. The fund outperformed its peer group, the Lipper General Municipal Debt Fund Average, which ended the period at 1.47%.

Mixed reactions as interest rates dropped

      As we had expected, the economy continued to show signs of weakness during the period. The Fed sustained its aggressive interest rate cuts in an attempt to offer support to the economy, cutting short-term interest rates to 1.75% during the second half of 2001. These cuts had a markedly different impact on short-term and longer-term municipal debt. Although there was a great deal of fluctuation in yields during this time, the period ended with long-term bonds yielding about the same as they had at the beginning of the period. Yields on short-term bonds declined more dramatically.

      During the second half of the period, after a substantial bond rally, we shortened the fund's duration, but still maintained a longer-than-average duration relative to the fund's peer group. (Duration measures the fund's sensitivity to interest rate changes. The longer the duration, the more sensitive it is to interest rate fluctuation.) This strategy bolstered performance while rates were falling, but reversed some of that benefit as rates climbed at the end of the period.

Investment objective and strategy:

Seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation. The fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in tax-exempt bonds, which primarily are investment grade.

Fund inception:

February 22, 1977

Net assets:

$445.4 million

--------------------------------------------------------------------------------
16
--------------------------------------------------------------------------------


Top 10 states(1)

                                                                              %
                                                                            ----

Georgia                                                                     14.0
Illinois                                                                    11.0
Massachusetts                                                               10.2
Texas                                                                        6.7
Pennsylvania                                                                 5.8
New York                                                                     5.5
California                                                                   5.5
Washington                                                                   4.7
Indiana                                                                      3.5
Florida                                                                      3.2

Fund overweighted in non-callable and zero coupon bonds

      We believed the economy would remain weak and inflation would remain benign through year-end. In response, we increased our exposure to non-callable and zero coupon bonds. During the period, non-callable bonds generally performed well, helping fund performance. Non-callable bonds lock in predetermined rates and cannot be called, or paid, until maturity. Without call protection, bonds may be called well before maturity. This sometimes happens when prevailing interest rates fall. Zero coupon bonds typically perform best when interest rates decline. They pay interest only at maturity, so they are discounted to compensate for their lack of periodic interest payments. Long maturity zero coupon bonds generally lagged for the period, which hurt fund performance.

Intermediate holdings increased

      During the period, we continued our strategy of investing in intermediate (11-16 years) bonds. We sought to increase the fund's holdings in this sector with bonds that offered premium coupon structure and good protection. These bonds were purchased because of their potential to provide good relative value, given their maturity.

Portfolio quality(1)

                                                                              %
                                                                            ----

AAA                                                                         51.5
AA                                                                          19.7
A                                                                           14.4
BBB and below                                                                7.4
Non-Rated                                                                    5.5
Cash and equivalents                                                         1.5

--------------------------------------------------------------------------------
                                                                              17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Portfolio statistics

                                              As of 12/31/01       As of 6/30/01
                                              --------------       -------------

Average duration                                10.2 years          10.7 years
Average weighted maturity                       15.3 years          16.5 years
Average weighted coupon                            5.27%               5.38%

--------------------------------------------------------------------------------

Air transportation debt faltered; high yield issues rallied

      In the wake of September 11, debt issues from airline revenue bonds detracted from the fund's performance. (Private corporations can issue municipal bonds to finance projects with a public purpose, such as the construction of airport terminals.) In the high yield sector, the fund's weighting remained small, but a rebound during the second half of the period helped performance.

Positive outlook for short-term fixed income environment

      Our outlook for bonds remains positive. Although the Fed appears to be nearing the end of its easing bias, we believe that short-term rates will stay low for some time. We anticipate that economic recovery will be gradual, and inflation numbers are expected to remain relatively low. We plan to continue managing duration consistent with our outlook. Typically, we will look to invest in investment grade bonds with longer intermediate maturities (13-20 years), focusing especially on non-callable bonds and those with good call protection.

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 12/31/01 and are subject to change. Income distributions are exempt from federal income taxes, but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

--------------------------------------------------------------------------------
18
--------------------------------------------------------------------------------


      Tax-exempt investing offers current tax-free income, but it also involves certain risks. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

(1) Top states breakdown is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of investments plus short-term obligations. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns in the future.

Maturity(1)

   [The following table was depicted as a pie chart in the printed material.]

Greater than 25 years                                                      10.8%
20-25 years                                                                14.4
15-20 years                                                                25.2
10-15 years                                                                30.1
5-10 years                                                                 17.0
Less than 5 years                                                           1.0
Cash and equivalents                                                        1.5

--------------------------------------------------------------------------------
                                                                              19
--------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------
20 Performance Summary
--------------------------------------------------------------------------------


Stein Roe High-Yield Municipals Fund

Average annual total return (%)
Period ended December 31, 2001

                                         6-month
                                        cumulative   1-year    5-year    10-year
--------------------------------------------------------------------------------
Stein Roe High-Yield
Municipals Fund Class S                     2.92      5.05      4.90      5.74
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index                        2.18      5.13      5.98      6.63
--------------------------------------------------------------------------------
Lipper High-Yield Municipal
Debt Fund Average                           1.52      4.95      3.77      5.25
--------------------------------------------------------------------------------

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source: Lipper Inc.

INVESTMENT COMPARISON

MOUNTAIN CHART

Growth of a $10,000 investment, December 31, 1991 to December 31, 2001

Stein Roe Managed Municipals Fund: $17,477
Lehman Brothers Municipal Bond Index: $18,999


                                 High-Yield Municipals - S                                    Lehman Muni Bond IX Tr


                                           $10,000.00                                                       $10,000.00
01/01/1992 - 03/31/1992          0.31%     $10,031.00             01/01/1992 - 03/31/1992     0.30%         $10,030.00
04/01/1992 - 06/30/1992          3.29%     $10,361.02             04/01/1992 - 06/30/1992     3.79%         $10,410.14
07/01/1992 - 09/30/1992         -0.33%     $10,326.83             07/01/1992 - 09/30/1992     2.66%         $10,687.05
10/01/1992 - 12/31/1992          2.01%     $10,534.40             10/01/1992 - 12/31/1992     1.82%         $10,881.55
01/01/1993 - 03/31/1993          3.55%     $10,908.37             01/01/1993 - 03/31/1993     3.71%         $11,285.26
04/01/1993 - 06/30/1993          2.46%     $11,176.71             04/01/1993 - 06/30/1993     3.27%         $11,654.28
07/01/1993 - 09/30/1993          3.08%     $11,520.96             07/01/1993 - 09/30/1993     3.38%         $12,048.20
10/01/1993 - 12/31/1993          1.17%     $11,655.75             10/01/1993 - 12/31/1993     1.40%         $12,216.87
01/01/1994 - 03/31/1994         -5.11%     $11,060.14             01/01/1994 - 03/31/1994    -5.49%         $11,546.17
04/01/1994 - 06/30/1994          2.02%     $11,283.56             04/01/1994 - 06/30/1994     1.10%         $11,673.18
07/01/1994 - 09/30/1994          0.46%     $11,335.46             07/01/1994 - 09/30/1994     0.69%         $11,753.72
10/01/1994 - 12/31/1994         -1.31%     $11,186.97             10/01/1994 - 12/31/1994    -1.43%         $11,585.64
01/01/1995 - 03/31/1995          7.00%     $11,970.06             01/01/1995 - 03/31/1995     7.07%         $12,404.75
04/01/1995 - 06/30/1995          2.33%     $12,248.96             04/01/1995 - 06/30/1995     2.41%         $12,703.70
07/01/1995 - 09/30/1995          2.57%     $12,563.76             07/01/1995 - 09/30/1995     2.87%         $13,068.30
10/01/1995 - 12/31/1995          4.82%     $13,169.33             10/01/1995 - 12/31/1995     4.13%         $13,608.02
01/01/1996 - 03/31/1996         -1.27%     $13,002.08             01/01/1996 - 03/31/1996    -1.20%         $13,444.72
04/01/1996 - 06/30/1996          0.69%     $13,091.79             04/01/1996 - 06/30/1996     0.76%         $13,546.90
07/01/1996 - 09/30/1996          2.12%     $13,369.34             07/01/1996 - 09/30/1996     2.29%         $13,857.13
10/01/1996 - 12/31/1996          2.92%     $13,759.72             10/01/1996 - 12/31/1996     2.55%         $14,210.48
01/01/1997 - 03/31/1997          0.16%     $13,781.74             01/01/1997 - 03/31/1997    -0.24%         $14,176.38
04/01/1997 - 06/30/1997          3.42%     $14,253.08             04/01/1997 - 06/30/1997     3.45%         $14,665.46
07/01/1997 - 09/30/1997          2.92%     $14,669.27             07/01/1997 - 09/30/1997     3.01%         $15,106.89
10/01/1997 - 12/31/1997          2.74%     $15,071.20             10/01/1997 - 12/31/1997     2.71%         $15,516.29
01/01/1998 - 03/31/1998          1.16%     $15,246.03             01/01/1998 - 03/31/1998     1.15%         $15,694.73
04/01/1998 - 06/30/1998          1.28%     $15,441.18             04/01/1998 - 06/30/1998     1.52%         $15,933.29
07/01/1998 - 09/30/1998          2.27%     $15,791.69             07/01/1998 - 09/30/1998     3.07%         $16,422.44
10/01/1998 - 12/31/1998          0.49%     $15,869.07             10/01/1998 - 12/31/1998     0.60%         $16,520.97
01/01/1999 - 03/31/1999          0.88%     $16,008.72             01/01/1999 - 03/31/1999     0.89%         $16,668.01
04/01/1999 - 06/30/1999         -0.47%     $15,933.48             04/01/1999 - 06/30/1999    -1.76%         $16,374.65
07/01/1999 - 09/30/1999         -0.84%     $15,799.64             07/01/1999 - 09/30/1999    -0.40%         $16,309.15
10/01/1999 - 12/31/1999         -1.71%     $15,529.46             10/01/1999 - 12/31/1999    -0.78%         $16,181.94
01/01/2000 - 03/31/2000          1.36%     $15,740.67             01/01/2000 - 03/31/2000     2.92%         $16,654.46
04/01/2000 - 06/30/2000          1.06%     $15,907.52             04/01/2000 - 06/30/2000     1.51%         $16,905.94
07/01/2000 - 09/30/2000          2.15%     $16,249.53             07/01/2000 - 09/30/2000     2.42%         $17,315.06
10/01/2000 - 12/31/2000          2.41%     $16,641.14             10/01/2000 - 12/31/2000     4.37%         $18,071.73
01/01/2001 - 03/31/2001          1.35%     $16,865.80             01/01/2001 - 03/31/2001     2.22%         $18,472.92
04/01/2001 - 06/30/2001          0.71%     $16,985.54             04/01/2001 - 06/30/2001     0.65%         $18,593.00
07/01/2001 - 09/30/2001          3.13%     $17,517.19             07/01/2001 - 09/30/2001     2.81%         $19,115.46
10/01/2001 - 12/31/2001         -0.20%     $17,477.00             10/01/2001 - 12/31/2001    -0.61%         $18,999.00


Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 12/31/91, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

--------------------------------------------------------------------------------
                                                   Portfolio Manager's Report 21
--------------------------------------------------------------------------------


   Fund     COMMENTARY FROM MAUREEN NEWMAN, PORTFOLIO MANAGER OF STEIN ROE
Commentary  HIGH-YIELD MUNICIPALS FUND

      For the six-month period ended December 31, 2001, Stein Roe High-Yield Municipals Fund Class S delivered a total return of 2.92%. This return exceeded that of the fund's benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.18% for the same period. The fund's peer group, the Lipper High-Yield Municipal Debt Fund Average, returned 1.52%. Increased economic uncertainty during the period caused high yield municipals to underperform the broader municipal market as a result of their perceived higher level of risk. However, good performance from several bonds helped us overcome some of that.

Economic conditions created uncertainty

      During the six-month period, the events of September 11th dominated the news and economists began to sort through the economic impacts of the attacks. Initial consumer reactions caused a slowing of economic activity, which prompted a rally in the bond market. Then the Treasury Department announced that it was planning to stop issuing 30-year Treasury bonds, which caused a big upward spike in bond prices, which was quickly reversed in November. With various auto incentives and lower interest rates, consumers began to spend more money and various economic indicators began to point to a muted economic recovery, causing bond prices to retreat.

Investment objective and strategy:

Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation. The fund invests all of its assets in SR&F High-Yield Municipals Portfolio as part of a master fund/feeder fund structure. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in relatively high-yielding securities.

Fund Inception:

March 5, 1984

Net Assets:

$212.7 million

--------------------------------------------------------------------------------
22
--------------------------------------------------------------------------------


Top 10 states(1)

                                                                              %
                                                                            ----

Florida                                                                     10.3
Pennsylvania                                                                 8.8
Texas                                                                        7.2
Colorado                                                                     7.1
Washington                                                                   6.0
Louisiana                                                                    4.4
Massachusetts                                                                4.1
Indiana                                                                      4.1
North Carolina                                                               4.0
Illinois                                                                     3.6

Defensive strategies employed

      Throughout the period, we believed that economic activity would continue to weaken, keeping inflation under wraps, and that bonds would perform well. This conviction became stronger as the country recognized that it was well into its first true recession in a decade. During the period, we rotated the portfolio away from the more cyclical areas of the bond market, such as paper products and other cyclical sectors. Instead, our strategy focused on more defensive sectors of the market including hospitals, universities and tobacco settlement revenue bonds, which are not as sensitive to economic slowdowns.

Inverse floaters improved performance; steel holdings faltered

      The fund benefited from its investments in inverse floating rate bonds. These securities pay interest that increases when short-term rates fall. The Fed cut interest rates several times during the period, so these inverse floaters provided an excellent source of income. While inverse floaters provide the possibility of higher tax-exempt income, they also add price volatility to the portfolio. One of our holdings of inverse floaters was also refunded and is now backed by Treasury securities, which greatly enhanced the value of the securities and boosted the performance of the fund. Our hospital holdings outperformed the market during the period as the relative value of that sector improved.

Portfolio quality(1)

                                                                              %
                                                                            ----

AAA                                                                         12.0
AA                                                                          10.7
A                                                                           15.2
BBB                                                                         19.9
BB and below                                                                 5.7
Non-Rated                                                                   35.5
Cash and equivalents                                                         1.0

--------------------------------------------------------------------------------
                                                                              23
--------------------------------------------------------------------------------


      The fund's performance was hurt by its holding in Inland Steel revenue bonds (0.4% of net assets), as steel companies experienced profit declines, and by its holdings of airline revenue bonds, which were hit hard in the aftermath of the September 11th attacks. (Private corporations can issue municipal bonds to finance projects with a public purpose, such as pollution control or the building of airport gates and terminals.)

Looking ahead

      We believe that while economic recovery is forthcoming, the process will be long and slow with little measurable improvement until late 2002. Consumer spending will likely remain cautious, and manufacturing may improve slightly as companies rebuild inventories that were drawn down. At the same time, we feel consumer confidence has begun to increase and inflation remains in check.

      Under these conditions, we expect bonds to perform well in the coming months. Unless unusually attractive opportunities crop up in other areas, we will likely continue our defensive strategy of purchasing bonds in the less sensitive non-cyclical areas of the market. We believe the portfolio is well-positioned for an environment of continued low interest rates and a slow economic recovery.

--------------------------------------------------------------------------------

Portfolio statistics

                                              As of 12/31/01       As of 6/30/01
                                              --------------       -------------

Average duration                                 8.0 years           8.4 years
Average weighted maturity                       18.1 years          18.2 years
Average weighted coupon                            6.74%               6.68%

--------------------------------------------------------------------------------

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
24
--------------------------------------------------------------------------------


      Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 12/31/01 and are subject to change. Income distributions are exempt from federal income taxes, but may be subject to federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

      Tax-exempt investing offers current tax-free income, but it also involves certain risks. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

(1) Top states breakdown is calculated as a percentage of net assets in the SR&F High-Yield Municipals Portfolio. Maturity and quality breakdowns are calculated as a percentage of investments in the SR&F High-Yield Municipals Portfolio, plus short-term obligations. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns in the future.

Maturity(1)

   [The following table was depicted as a pie chart in the printed material.]

Greater than 25 years                                                      25.4%
20-25 years                                                                16.9
15-20 years                                                                22.3
10-15 years                                                                13.5
5-10 years                                                                 17.5
Less than 5 years                                                           3.4
Cash and equivalents                                                        1.0

--------------------------------------------------------------------------------
                                        SR&F Municipal Money Market Portfolio 25
--------------------------------------------------------------------------------


Investment Portfolio
DECEMBER 31, 2001 (UNAUDITED)

Municipal Securities - 100.3%                                     PAR           VALUE
   Alabama - 0.8%
   Attalla Waterworks Board, Series 2001,
     2.800%, 09/01/02 ..................................   $  165,000   $     165,809
   Limestone County, Series A, 2.000%, 11/01/02 ........      230,000         230,000
   Opelika Water Works Board, Series 2001,
     4.000%, 06/01/02 ..................................      570,000         572,535
                                                                        -------------
                                                                              968,344
                                                                        -------------
   Arizona - 1.5%
   Phoenix Industrial Development Authority, Spring
     Air Mattress Co., Series 1999, VRDB,
     (LOC: BancOne AZ) 2.000%, 04/01/19 (a)  ...........    1,775,000       1,775,000
                                                                        -------------
   California - 0.8%
   State Higher Education Loan Authority,
     Series 1994 A, Put Bond, 06/03/02,
     2.870%, 07/01/05 (a) ..............................    1,000,000       1,000,000
                                                                        -------------
   Colorado - 7.8%
   Boulder County, Boulder Medical Center Project,
     Series 1998, VRDB, (LOC: Wells Fargo)
     1.900%, 01/01/17 (a) ..............................    3,190,000       3,190,000
   Colorado Springs, Catalano Family L.L.P., Series
     1998, VRDB, (LOC: BancOne CO)
     1.950%, 07/01/18 (a) ..............................    1,025,000       1,025,000
   Denver City & County, Worldport Project, Series
     2000 A, VRDB, (LOC: Morgan Guaranty)
     2.000%, 12/01/29 ..................................    1,200,000       1,200,000
   Denver Health & Hospital Authority, VRDB,
     (LOC: BancOne CO) 2.000%, 12/01/31 ................    1,800,000       1,800,000
   Jefferson County, Rocky Mountain Butterfly,
     Series 1998, VRDB, (LOC: Wells Fargo)
     1.750%, 06/01/10 ..................................    1,290,000       1,290,000
   SBC Metropolitan District, Series 1998, Put Bond,
     (LOC: US Bank) 12/01/02, 2.000%, 12/01/17 .........    1,000,000       1,000,000
                                                                        -------------
                                                                            9,505,000
                                                                        -------------
   Florida - 0.2%
   Palm Beach County School District,
     5.700%, 08/01/02 ..................................      250,000         255,532
                                                                        -------------
   Georgia - 0.8%
   Conyers, Series 1993, 4.375%, 07/01/02 ..............      150,000         150,852
   Morgan County Development Authority, Ivex Corp.,
     Series 1998, VRDB, (LOC: Societe Generale)
     2.000%, 06/01/08 ..................................      800,000         800,000
                                                                        -------------
                                                                              950,852
                                                                        -------------
   Idaho - 0.8%
   Idaho TAN, 3.750%, 06/28/02 .........................    1,000,000       1,005,463
                                                                        -------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
26
--------------------------------------------------------------------------------


                                                                  PAR           VALUE
   Illinois - 23.2%
   ABN AMRO Munitops Certificates, Series 1998-14,
     VRDB, (LOC: ABN AMRO) 1.700%, 10/04/06 (b) ........   $1,000,000   $   1,000,000
   Chicago, Put Bond Series 2001, 1.900%, 10/31/02 .....    1,000,000       1,000,000
   Chicago, Archer Court Apartments, Series 1999 B,
     VRDB, (LOC: LaSalle Bank) 1.700%, 06/01/19 (a) ....    1,010,000       1,010,000
   Chicago, De LaSalle Institute Project, Series 1997,
     VRDB, (LOC: Northern Trust)
     1.700%, 04/01/27 ..................................      900,000         900,000
   Chicago, PS Greetings, Inc., Series 1999, VRDB,
     (LOC: LaSalle Bank) 1.850%, 05/01/24 (a) ..........    1,420,000       1,420,000
   Chicago, Stockyards Redevelopment Project,
     Series 1999 A, VRDB, (LOC: Northern Trust)
     1.750%, 12/01/11 ..................................    1,320,000       1,320,000
   East Dundee, Otto Engineering, VRDB,
     (LOC: LaSalle Bank) 1.700%, 03/01/26 (a) ..........      850,000         850,000
   Glendale Heights, Judy L.L.C./York Corrugated, C160,
     Series 1998, VRDB, (LOC: Harris Bank)
     1.900%, 08/01/28 (a) ..............................    1,420,000       1,420,000
   Melrose Park, Ninos Enterprises, Inc., Series 1999,
     VRDB, (LOC: American National Bank)
     1.900%, 12/01/24 ..................................    3,000,000       3,000,000
   Morton, Morton Welding Co., Inc., Series 1996 A, VRDB,
     (LOC: BancOne IL) 2.050%, 04/01/16 (a)(b) .........      835,000         835,000
   Orlando Hills, 88th Avenue Project, VRDB, (LOC:
     LaSalle Bank) Series 1985 A, 1.750%, 12/01/04 .....    1,000,000       1,000,000
   Palatine, Little City Community Development Project,
     Series 1998, VRDB, (LOC: FHLB)
     1.750%, 12/01/28 ..................................    1,000,000       1,000,000
   Sauget, Monsanto Co.:
     Series 1993, VRDB, 1.700%, 05/01/28 ...............      800,000         800,000
     Series 1996, VRDB, 1.700%, 09/01/14 ...............      800,000         800,000
   Springfield, Oak Terrace Joint Venture L.P., Series 1999,
     VRDB, (LOC: Credit Suisse) 1.750%, 12/01/25 .......    1,000,000       1,000,000
   Springfield, Phillips Brothers, Inc., Series 1998, VRDB,
     1.950%, (LOC: BancOne IL) 06/01/18 (a)(b) .........    1,350,000       1,350,000
   State Development Finance Authority, Ivex Corp. .....
     Project, VRDB, (LOC: Societe Generale)
     2.000%, 04/01/08 (a) ..............................    1,500,000       1,500,000
   McCormick Theological Seminary, Series 1999 A,
     VRDB, (LOC: Northern Trust)
     1.750%, 06/01/19 ..................................    1,000,000       1,000,000
   Ulich Children's Home Project, VRDB, (LOC:
     American National Bank) 1.650%, 04/01/07 ..........    1,250,000       1,250,000
   Wheaton Academy, Series 1998, VRDB,
     (LOC: Northern Trust) 1.750%, 10/01/28  ...........    1,000,000       1,000,000
   State Educational Facilities Authority, Aurora University,
     Series 1989, VRDB, (LOC: Harris Bank)
     1.750%, 01/01/09 ..................................    1,400,000       1,400,000
   State Housing Development Authority, Sterling Towers
     Project, Series 2001, VRDB, (LOC: LaSalle Bank)
     1.950%, 10/01/35 (a) ..............................    1,000,000       1,000,000
   Will County, Amoco Corp., Series 1998, VRDB,
     2.000%, 03/01/28 (a) ..............................    2,300,000       2,300,000
                                                                        -------------
                                                                           28,155,000
                                                                        -------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              27
--------------------------------------------------------------------------------


                                                                  PAR           VALUE
   Indiana - 8.9%
   Elkhart County, Adorn, Inc., Series 1995, VRDB,
     (LOC: Harris Bank) 2.000%, 08/01/05 (a) ...........   $  800,000   $     800,000
   Crossroads Apartments Project, Series 1998 A,
     VRDB, (LOC: FHLB) 1.950%, 04/01/28 (a)  ...........      925,000         925,000
   Plymouth, Hillcrest Apartments, Series 1998 A,
     VRDB, (LOC: FHLB) 1.950%, 04/01/28 (a)  ...........      925,000         925,000
   Portage Economic Development Revision, Pedcor
     Investments, Series A, VRDB, (LOC: FHLB)
     1.800%, 08/01/30 (a) ..............................    3,305,000       3,305,000
   St. Joseph County, Pine Oaks Apartments, Series 1997 A,
     VRDB, (LOC: FHLB) 1.850%, 06/01/27 (a)  ...........    2,365,000       2,365,000
   State Development Finance Authority, Carr
     Metal Products, Inc., Series 1999, VRDB,
     (LOC: BancOne IN) 2.150%, 01/01/09 (a)  ...........    1,020,000       1,020,000
   State Health Facilities Financing Authority, Series 1998,
     VRDB, (LOC: Comercia) 4.150%, 04/01/13  ...........    1,500,000       1,500,000
                                                                        -------------
                                                                           10,840,000
                                                                        -------------
   Iowa - 10.7%
   Clinton, Sethness Products Co., Series 1996, VRDB,
     (LOC: Northern Trust) 1.850%, 09/01/11(a)(b) ......    3,700,000       3,700,000
   Muscatine County, Monsanto Co., Series 1992,
     VRDB, 1.700%, 10/01/07 ............................    2,600,000       2,600,000
   State School Cash Antic,
     Series 2001, 3.875%, 01/30/02 .....................    1,000,000       1,000,652
     Series 2001 A, 3.750%, 06/21/02 ...................    1,000,000       1,005,018
   State Finance Authority: Diocese of Sioux City,
     Series 1999, VRDB, (LOC: Wells Fargo)
     1.750%, 03/01/19 ..................................      210,000         210,000
   Morningside College, Series 2001, VRDB,
     (LOC: Firstar Bank) 2.050%, 07/01/26 ..............      200,000         200,000
   Village Court Associates Project:
     Series 1985 A, VRDB, 1.750%, 11/01/15 .............    1,300,000       1,300,000
     Series 1985 B, VRDB, 1.750%, 11/01/15  ............      200,000         200,000
   State Higher Education Loan Authority, American
     Institute of Business, Series 1998, VRDB,
     (LOC: Wells Fargo) 1.850%, 11/01/13 ...............    2,000,000       2,000,000
   St. Ambrose University Project, Series 1995, VRDB,
     (LOC: Wells Fargo) 1.850%, 02/01/05 ...............      800,000         800,000
                                                                        -------------
                                                                           13,015,670
                                                                        -------------
   Kansas - 0.7%
   Kansas City Industrial Development Authority, Lanter
     Co., Series 1987 A, VRDB, (LOC: Harris Bank)
     1.850%, 02/01/03 ..................................      350,000         350,000
   State Development Finance Authority, Series 2000,
     VRDB, (LOC: Firstar Bank) 2.000%, 05/15/26 ........      500,000         500,000
                                                                        -------------
                                                                              850,000
                                                                        -------------
   Kentucky - 1.1%
   Shelby County, Roll Forming Corp., Series 1996, VRDB,
     (LOC: BancOne KY) 1.950%, 04/01/16 (a)(b) .........    1,325,000       1,325,000
                                                                        -------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
28
--------------------------------------------------------------------------------


                                                                  PAR           VALUE
   Louisiana - 0.8%
   State Public Facilities Authority,
     Series 2001 A, 3.250%, 08/29/02 ...................   $1,000,000   $   1,002,872
                                                                        -------------
   Michigan - 3.1%
   Berrien County Education Material, VRDB, (LOC:
     American National Bank) 1.900%, 10/01/04 (a) ......    1,140,000       1,140,000
   Eastchina School District, 3.000%, 05/01/02 .........      600,000         602,118
   Lawton Community Schools, 3.000%, 05/01/02 ..........      525,000         526,716
   Rochester County School District,
     3.000%, 05/01/02 ..................................      500,000         501,765
   State Municipal Bond Authority,
     Series 2001 C-2, 3.500%, 08/22/02 .................    1,000,000       1,005,723
                                                                        -------------
                                                                            3,776,322
                                                                        -------------
   Minnesota - 4.6%
   Bloomington IDR, VRDB, (LOC: US Bank)
     2.000%, 07/01/21 (a) ..............................    1,900,000       1,900,000
   Brooklyn Center, Brookdale Corp III Project, VRDB,
     (LOC: Firstar Bank) 2.050%, 12/01/07 ..............      600,000         600,000
   Eden Prairie Industrial Development Revenue, VRDB,
     (LOC: US Bank) 2.000%, 11/01/20 (a) ...............    2,035,000       2,035,000
   Minneapolis, VRDB, (Liq: Bayerische Landesbank)
     Series 2000, 1.600%, 12/01/18 .....................    1,000,000       1,000,000
                                                                        -------------
                                                                            5,535,000
                                                                        -------------
   Missouri - 0.2%
   Springfield Public Utilities Board, Series 2001,
     3.750%, 01/01/02 ..................................      250,000         250,000
                                                                        -------------
   Mississippi - 0.3%
   Mississippi Home Corp., Farm Revenue,
     2.350%, 12/01/02 (a) ..............................      335,000         335,000
                                                                        -------------
   Nebraska - 2.5%
   State Educational Finance Authority, Creighton
     University, VRDB, (LOC: Allied Irish Bank)
     Series 2001, 1.950%, 08/01/31 .....................    3,000,000       3,000,000
                                                                        -------------
   New Mexico - 2.5%
   Albuquerque, Menaul School, VRDB, (LOC: Wells
     Fargo) Series 1998, 1.850%, 06/01/18 ..............    1,600,000       1,600,000
   Canby IDR Keystone, VRDB, (LOC: US Bank)
     2.150%, 12/01/20 (a) ..............................    1,455,000       1,455,000
                                                                        -------------
                                                                            3,055,000
                                                                        -------------
   Nevada - 1.6%
   Washoe County, Sierra Nevada College Project, Series 2000,
     VRDB, (LOC: Wells Fargo) 1.850%, 07/01/25 .........    1,906,750       1,906,750
                                                                        -------------
   Ohio - 0.6%
   Hancock County, Crystal Glen Apartments Project, Series
     1998 B, VRDB, (LOC: FHLB) 1.800%, 01/01/31 (a) ....      750,000         750,000
                                                                        -------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              29
--------------------------------------------------------------------------------


                                                                  PAR           VALUE
   Oklahoma - 0.2%
   Edmond Public Works Authority Sales Tax and
     Utilities Systems Revenue, 5.000%, 07/01/02 .......   $  250,000   $     253,142
                                                                        -------------
   Pennsylvania - 2.8%
   Chester County Health & Education, Put Bond,
     08/01/02, (LOC: First Union) 4.600%, 08/01/25 .....    2,350,000       2,392,125
   Philadelphia, Series 2001, 4.000%, 06/28/02 .........    1,000,000       1,006,415
                                                                        -------------
                                                                            3,398,540
                                                                        -------------
   South Carolina - 1.8%
   Jobs Economic Development Authority, Persona, Inc.,
     Project, Series 1998, VRDB, (LOC: LaSalle Bank)
     1.700%, 04/01/18 (a) ..............................    2,150,000       2,150,000
                                                                        -------------
   Tennessee - 2.4%
   Maryville, Series 2001, 4.250%, 04/01/02  ...........      880,000         881,903
   Memphis Commercial Paper, 1.500%, 01/09/02 ..........    1,000,000       1,000,000
   Oak Ridge, Series 2001, 4.250%, 04/01/02 ............    1,000,000       1,002,161
                                                                        -------------
                                                                            2,884,064
                                                                        -------------
   Texas - 9.2%
   Brazos Harbor Industrial Development Corp.,
     Monsanto Co., VRDB, Series 1991,
     1.700%, 03/01/21 ..................................    1,100,000       1,100,000
   Brownsville Industrial Development Corp., Tella Tool &
     Manufacturing Co., Series 2000, VRDB, (LOC:
     American National Bank) 1.900%, 06/01/20 ..........    1,200,000       1,200,000
   College Station Independent School District,
     6.125%, 08/15/02 ..................................      160,000         163,473
   Fort Bend County Industrial Development Corp.,
     W.W. Grainger, Inc., Series 1989, VRDB,
     (LOC: Northern Trust) 1.850%, 12/01/02  ...........    1,110,000       1,110,000
   Frenship Independent School District,
     3.000%, 02/15/02 ..................................      920,000         921,249
   Grand Prairie Industrial Development Authority,
     W.W. Grainger, Inc., Series 1986, VRDB,
     2.200%, 12/01/11 ..................................      900,000         900,000
   Harris County Industrial Development Authority,
     Precision General, Inc., Series 1991, VRDB, (LOC:
     Morgan Guaranty) 1.800%, 10/01/16 (a)(b) ..........    2,060,000       2,060,000
   Robertson County Industrial Development Corp.,
     Sanderson Farms, Inc., Series 1995, VRDB,
     (LOC: Harris Bank) 1.800%, 11/01/05 (a) ...........      300,000         300,000
   Texas TRAN, 3.750%, 08/29/02 ........................    3,000,000       3,024,896
   Trinity River Authority, Community Waste
     Disposal Project, Series 2001, VRDB,
     (LOC: Wells Fargo) 1.900%, 05/01/21 (a) ...........      400,000         400,000
                                                                        -------------
                                                                           11,179,618
                                                                        -------------
   Utah - 1.0%
   Eagle Mountain, Series 2001, VRDB,
     (LOC: BNP PariBas) 1.550%, 12/15/25 ...............      900,000         900,000
   Murray City, Series 2001, 4.000%, 06/01/02 (a) ......      370,000         371,192
                                                                        -------------
                                                                            1,271,192
                                                                        -------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
30
--------------------------------------------------------------------------------


                                                                  PAR           VALUE
   Washington - 1.8%
   HFC Evergreen Ridge, VRDB, (LOC: US Bank)
     1.900%, 12/01/24 (a) ..............................   $1,115,000   $   1,115,000
   State Housing Finance Commission,
     Hamilton Place Senior Living, Series 1996 A,
     VRDB, (LOC: US Bank) 1.750%, 07/01/28 (a) .........    1,090,000       1,090,000
                                                                        -------------
                                                                            2,205,000
                                                                        -------------
   Wisconsin - 7.6%
   Carlton, Wisconsin Power & Light Co.,
     Series 1988, VRDB, 1.850%, 08/01/15 (a) ...........      800,000         800,000
   Cedarburg School District,
     Series 2001 B, 5.750%, 03/01/02 ...................      260,000         260,879
   Chase, Belgiosio Cheese, Inc., Series 1998, VRDB,
     (LOC: BancOne WI) 1.950%, 04/01/11(a)(b) ..........      900,000         900,000
   Fond du Lac, Brenner Tank, Inc., Series 1994, VRDB,
     (LOC: BancOne WI) 1.950%, 11/01/04 (a)  ...........    1,690,000       1,690,000
   Holland, White Clover Dairy, Inc., Series 1994, VRDB,
     (LOC: BancOne WI) 1.950%, 05/01/05 (a)(b) .........    2,015,000       2,015,000
   Kenosha, Monarch Plastics, Inc., Series 1994, VRDB,
     (LOC: BancOne WI) 1.950%, 12/01/09 (a)(b) .........    1,400,000       1,400,000
   Monroe, Wisconsin Cheese Group, Series 2001,
     VRDB, (LOC: LaSalle Bank) 1.900%, 08/01/21 ........    1,900,000       1,900,000
   Whitnall School District, Series 2001,
     3.550%, 04/01/02 ..................................      250,000         249,870
                                                                        -------------
                                                                            9,215,749
                                                                        -------------
TOTAL MUNICIPAL SECURITIES - 100.3%
   (cost of $121,814,110) (c) ..........................                  121,814,110
                                                                        -------------
Other Assets & Liabilities, Net - (0.3)% ...............                     (343,518)
                                                                        -------------
Net Assets - 100.0% ....................................                $ 121,470,592
                                                                        =============

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a) Security is subject to federal alternative minimum tax. At December 31, 2001, the aggregated amortized cost of these securities represented 45.2% of total net assets.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $14,585,000, which represents 12.0% of net assets.
(c)   Cost for federal income tax purposes is the same.

      Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit (LOC) with a major bank. The rates listed are as of December 31, 2001.

            Acronym                  Name
            -------   ----------------------------------
             FHLB           Federal Home Loan Bank
              IDR       Industrial Development Revenue
              LOC              Letter of Credit
              TAN           Tax Anticipation Notes
             TRAN     Tax and Revenue Anticipation Notes
             VRDB         Variable Rate Demand Bonds

See notes to financial statements.

--------------------------------------------------------------------------------
                                       Stein Roe Intermediate Municipals Fund 31
--------------------------------------------------------------------------------


Investment Portfolio
DECEMBER 31, 2001 (UNAUDITED)

Municipal Bonds - 97.8%                                          PAR          VALUE
EDUCATION - 1.5%
   Education - 1.0%
   AR State Development Finance Authority,
     Biosciences Institute College, Series 2001,
     5.125%, 12/01/28 .................................   $  150,000   $    141,118
   IL State Development Finance Authority:
     Bradley University, Series 1999,
     5.375%, 08/01/19 .................................      225,000        227,533
   IL Latin School of Chicago, Series 1998,
     5.200%, 08/01/11 .................................      250,000        246,652
   VT State Educational & Health Buildings
     Finance Agency, Norwich University, Series 1998,
     5.750%, 07/01/13 .................................      100,000        101,004
   WV State University, Series 2000 A,
     (a) 04/01/15 .....................................    1,500,000        749,070
                                                                       ------------
                                                                          1,465,377
                                                                       ------------
   Student Loan - 0.5%
   ME State Educational Loan Authority, Series 1992
     A-2, 6.650%, 12/01/02 ............................      470,000        483,954
   TX State Higher Education Coordinating Board,
     Texas College, Series 1991, 7.450%, 10/01/06 .....      325,000        327,113
                                                                       ------------
                                                                            811,067
                                                                       ------------
HEALTHCARE - 3.0%
   Hospital - 2.4%
   AL East Health Care Authority
     Health Care Facilities, TANs, Series 1993,
     5.625%, 09/01/04 .................................       50,000         51,773
   LA State Public Facilities Authority,
     Touro Infirmary, Series 1999, 5.200%, 08/15/10 ...      705,000        702,053
   OH Green Springs, St. Francis Health Care Center,
     Series 1994 A, 7.000%, 05/15/04 ..................       80,000         79,800
   SC Sumter County, Tuomey Regional Medical Center,
     Series 1991, 6.625%, 11/15/04 ....................    1,040,000      1,135,763
   TX Health Facilities Development Corporation
     Hospital, All Saints Episcopal Hospitals,
     Series 1993-A, 5.800%, 08/15/04 ..................       80,000         84,603
   TX Tarrant County Health Facilities Development
     Corporation Hospital, Fort Worth Osteopathic
     Hospital, Series 1993, 5.800%, 05/15/04 ..........       50,000         52,813
   WV State Hospital Finance Authority, Series 2000 A,
     6.750%, 09/01/22 .................................    1,375,000      1,471,525
                                                                       ------------
                                                                          3,578,330
                                                                       ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
32
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   Nursing Home - 0.6%
   IA State Finance Authority, Care Initiatives,
     Series 1998 B, 5.500%, 07/01/08 ..................   $  450,000   $    433,125
   MN New Hope, North Ridge Care Center, Inc.,
     Series 1999, 5.400%, 03/01/08 ....................      500,000        483,750
                                                                       ------------
                                                                            916,875
                                                                       ------------
HOUSING - 1.2%
   Multi-Family - 0.2%
   MA State Housing Finance Agency, Series 1992 C,
     6.350%, 05/15/03 .................................      200,000        206,490
   NJ State Housing and Mortgage Finance Agency,
     6.500%, 05/01/03 .................................       85,000         86,562
                                                                       ------------
                                                                            293,052
                                                                       ------------
   Single Family - 1.0%
   CA State Housing Finance Agency, Series B-1,
     5.900%, 02/01/04 .................................      485,000        508,750
   MD Montgomery County Housing Commission,
     Series A, 5.750%, 07/01/13 .......................      205,000        215,041
   NE State Investment Authority, Series C,
     5.650%, 09/01/07 .................................      495,000        522,096
   RI Housing and Mortgage Finance Corporation,
     Homeownership Opportunity, Series 6-B:
      6.500%, 04/01/03 ................................      100,000        101,489
      6.500%, 10/01/03 ................................      200,000        204,090
                                                                       ------------
                                                                          1,551,466
                                                                       ------------
INDUSTRIAL - 0.1%
   Manufacturing - 0.1%
   SC State Economic Development Authority,
     Caterpillar, Inc., Series 1998,
     5.050%, 06/01/08 .................................      100,000        102,750
                                                                       ------------
OTHER - 12.1%
   Pool/Bond Bank - 4.4%
   IN Indianapolis Local Public Improvement Bond Bank,
     Series 1992 D, 6.500%, 02/01/06 ..................    2,100,000      2,308,005
   KS State Development Finance Authority,
     5.500%, 05/01/14 .................................    1,000,000      1,065,190
   NY State Environmental Facilities Corp.,
     Series 1994 D, 6.300%, 05/15/05 ..................    3,000,000      3,291,480
                                                                       ------------
                                                                          6,664,675
                                                                       ------------
   Refunded/Escrowed (b) - 7.7%
   AZ Maricopa County, Samaritan Health Services,
     Series 1978, 7.625%, 01/01/08 ....................    1,710,000      1,904,495
   HI Honolulu City & County, Series 1995,
     6.000%, 11/01/10 .................................      135,000        151,342
   IL Metropolitan Pier & Exposition Authority,
     McCormick Place Expansion Project, Series 1992 A:
      7.250%, 06/15/05 ................................      385,000        433,468
      7.250%, 06/15/05 ................................    1,145,000      1,291,537

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              33
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   Refunded/Escrowed (b) (cont)
   IN State Toll Road Commission, Series 1980,
     9.000%, 01/01/15 .................................   $2,240,000   $  3,036,522
   MA State Health & Educational Facilities Authority,
     Carney Hospital, Series 1994 D,
     6.000%, 07/01/09 .................................    1,000,000      1,075,680
   MI Dickinson County, Memorial Hospital System,
     7.625%, 11/01/05 .................................      145,000        156,963
   OH Cuyahoga County, Meridia Health System,
     6.300%, 08/15/06 .................................      890,000        995,830
   OH Olmstead Falls Local School District,
     6.850%, 12/15/11 .................................      550,000        620,967
   PA Westmoreland County Municipal Authority,
     Municipal Services, Series 1993-C, (a) 08/15/17 ..    1,250,000        546,238
   SC Piedmont Municipal Power Agency, Series 1991 A,
     6.125%, 01/01/07 .................................      335,000        369,204
   SC Sumter County, Tuomey Regional Medical Center,
     Series 1991, 6.625%, 11/15/04 ....................      960,000      1,057,910
                                                                       ------------
                                                                         11,640,156
                                                                       ------------
OTHER REVENUE - 0.7%
   Recreation - 0.7%
   OR State Department of Administrative Services,
     Series 1999 B, 5.250%, 04/01/15 ..................    1,000,000      1,021,400
                                                                       ------------
   Retail - 0.0%
   IA State Finance Authority, Mason City
     Shopping Center, 8.500%, 12/01/04 ................       50,000         50,538
                                                                       ------------
RESOURCE RECOVERY - 2.8%
   Disposal - 1.2%
   IL Development Finance Authority,
     Waste Management, Inc., Series 1997,
     5.050%, 01/01/10 .................................      865,000        845,546
   MA State Industrial Finance Agency,
     Peabody Monofill Associates, Inc., Series 1995,
     9.000%, 09/01/05 .................................       55,000         57,956
   MI State Strategic Fund, United Waste Systems, Inc.,
     Series 1995, 5.200%, 04/01/10 ....................    1,000,000        979,580
                                                                       ------------
                                                                          1,883,082
                                                                       ------------
   Resource Recovery - 1.6%
   MA State Industrial Finance Agency, Ogden Hill
     Project, Series 1998 A, 5.450%, 12/01/12 .........      250,000        242,628
   NJ Bergen County Utilities Authority, Series 1992 A,
     6.250%, 06/15/06 .................................    2,000,000      2,207,260
                                                                       ------------
                                                                          2,449,888
                                                                       ------------
TAX-BACKED - 42.2%
   Local Appropriated - 0.0%
   AZ Phoenix Civic Improvement Corporation,
     Waste Water Lease, Series 1993,
     5.750%, 07/01/04 .................................       50,000         52,982
                                                                       ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
34
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   Local General Obligations - 17.2%
   AZ Maricopa County Unified School District No. 69,
     Paradise Valley, Series 1995, 6.350%, 07/01/10 ...   $  500,000   $    569,665
   AZ Maricopa County Unified School District No. 97,
     Series 1996 A, 6.250%, 07/01/06 ..................    1,750,000      1,934,957
   AZ Phoenix General Obligation,
     6.125%, 07/01/03 .................................      250,000        259,592
   AZ Tempe Unified School District No. 213,
     Series 1994, 7.000%, 07/01/08 ....................      500,000        581,385
   CA Corona Norco School District,
     (a) 09/01/16 .....................................    1,000,000        461,660
   CA Carlsbad Unified School District, Series 1997,
     (a) 11/1/2014 (c ) ...............................      300,000        156,999
   CA Natomas Unified School District, Series 1999,
     5.850%, 03/01/15 .................................      250,000        280,010
   CA Union Elementary School District,
     Series 1999 A, (a) 09/01/20 ......................    1,000,000        356,660
   CA Yuba City Unified School District, Series 2000,
     (a) 09/01/16 .....................................    1,960,000        904,854
   CO Adams County, School District Number 12,
     Series 1995 A, (a) 12/15/12 ......................    1,300,000        748,735
   HI Honolulu City & County:
     Series 1990 A, 7.350%, 07/01/06 ..................    1,000,000      1,141,580
     Series 1995, 6.000%, 11/01/10 ....................      365,000        405,026
   IL Chicago Board of Education, Series 1996,
     6.250%, 12/01/12 .................................    2,100,000      2,379,615
   KS Shannee County School District #437,
     5.500%, 09/01/13 .................................    1,555,000      1,651,892
   KS Wyandotte County Unified School District
     No. 204, Series 2000 A, 6.375%, 09/01/11 .........      500,000        571,825
   LA Orleans Levee District, Series 1995 A,
     5.950%, 11/01/07 .................................    2,200,000      2,413,400
   MI Anchor Bay School District, Series 2001,
     5.250%, 05/01/13 .................................    1,000,000      1,048,100
   MI Berkley, City School District,
     7.000%, 01/01/09 .................................      500,000        579,225
   MN West St. Paul, Independent School District
     No. 197, (a) 02/01/04 ............................      500,000        467,645
   NY New York City:
     5.250%, 11/01/12 .................................    1,000,000      1,018,130
     Series 1996 C, 5.700%, 02/01/06 ..................    1,000,000      1,069,490
     Series 1997 A, 7.000%, 08/01/06 ..................      850,000        953,895
     Series 1997 H, 6.000%, 08/01/17 ..................    1,000,000      1,046,290
   OH London School District, 5.500%, 12/01/15 ........      375,000        393,390
   OH Marion City School District, Series 2000,
     6.500%, 12/01/14 .................................      500,000        583,255
   OH Olmsted Falls School District, Series 1999,
     5.500%, 12/01/04 .................................      420,000        442,050
   OH Strongsville, 6.000%, 12/01/06 ..................      500,000        544,750
   OR Lebanon County School District #9,
     5.250%, 06/15/17 .................................    1,120,000      1,134,123

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              35
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
Local General Obligations (cont)
PA Westmoreland County, Series 1997,
  (a) 12/01/18 ........................................   $1,000,000   $    395,970
TX Comal Independent School District,
  5.500%, 02/01/14 ....................................    1,000,000      1,046,500
WA Vancouver School District No. 37,
  (a) 12/01/16 ........................................    1,000,000        447,100
                                                                       ------------
                                                                         25,987,768
                                                                       ------------
Special Non-Property Tax - 9.2%
CT Special Tax Obligation Infrastructure, Series B
  5.375%, 10/01/12 ....................................    1,000,000      1,067,560
FL Tampa, Series 2000, 6.000%, 10/01/08 ...............    1,000,000      1,108,920
GA Metropolitan Atlanta Rapid Transit Authority,
  Series 1998 A, 6.250%, 07/01/10 .....................    1,000,000      1,130,770
IL Metropolitan Pier & Exposition Authority,
  McCormick Place Expansion Project,
  Series 1992 A, 7.250%, 06/15/05 .....................    1,220,000      1,359,885
LA Sulphur Public Import Sales and Use Tax,
  Series 1993-ST, 5.650%, 04/01/04 ....................       50,000         52,961
MI State, Underground Storage Tank Financial
  Assistance, Series 1996 I, 6.000%, 05/01/05 .........    4,000,000      4,331,480
NM Santa Fe, Series 1996 A,
  6.500%, 06/01/06 ....................................    1,555,000      1,730,855
NV State, Series 2000 A, 5.000%, 12/01/06 .............    1,000,000      1,060,690
NY State Local Government Assistance Corp.:
  Series C, 6.000%, 04/01/12 ..........................      150,000        167,909
  Series 1993 E, 5.250%, 04/01/16 .....................    1,000,000      1,037,600
TX Houston, Series 2001 B, (a) 09/01/17 ...............    2,000,000        849,600
                                                                       ------------
                                                                         13,898,230
                                                                       ------------
Special Property Tax - 2.7%
FL Stoneybrook Community Development District,
  Series 1998 B, 5.700%, 05/01/08 .....................    1,965,000      1,965,000
MO State Development Finance Board,
  Midtown Redevelopment Project, Series 2000 A,
  6.000%, 04/01/14 ....................................    2,000,000      2,171,680
                                                                       ------------
                                                                          4,136,680
                                                                       ------------
State Appropriated - 7.9%
KS State Development Authority Lease Juvenile
  Detention Facility Project, Series 1992-H,
  5.750%, 06/01/02 ....................................       60,000         61,045
KY State Turnpike Authority, Series 1992,
  5.800%, 01/01/04 ....................................    1,000,000      1,059,160
MO State, Regional Convention & Sports Facility
  Project, Series 1991 A, 6.600%, 08/15/03 ............      830,000        881,145
NY Metropolitan Transportation Authority,
  Series 1993 O, 5.500%, 07/01/17 .....................    1,000,000      1,054,600
NY State Dormitory Authority:
  City University of New York, Series 1995,
   5.625%, 07/01/16 ...................................    5,000,000      5,405,600
  City University, Series A, 5.625%, 07/01/16 .........      500,000        540,560
   Series 1995 A, 05/15/05 ............................    1,000,000      1,098,270
   Series 2000, 5.000%, 05/15/05 ......................      685,000        722,744

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
36
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   State Appropriated (cont)
   NY State Urban Development Corp.,
     5.750%, 04/01/11 .................................   $  500,000   $    542,020
   OH State Higher Education Commission,
     Series II-B, 5.750%, 11/01/04 ....................      500,000        537,765
                                                                       ------------
                                                                         11,902,909
                                                                       ------------
   State General Obligations - 5.2%
   KY State Turnpike Authority, Series 2001 A,
     5.500%, 07/01/13 .................................    1,000,000      1,071,370
   MA Massachusetts Bay Transportation Authority,
     Series 1994 A, 7.000%, 03/01/07 ..................    2,250,000      2,567,047
   MA State College Building Authority,
     Series 1994 A, 7.500%, 05/01/14 ..................      500,000        620,970
   NJ State, General Obligation, Series D,
     (a) 02/15/04 .....................................       90,000         84,490
   TX Goose Creek Independent School District,
     Series 2000, 5.250%, 08/15/18 ....................    3,000,000      3,007,290
   TX State, Series A, 5.800%, 10/01/04 ...............      500,000        537,075
                                                                       ------------
                                                                          7,888,242
                                                                       ------------
TRANSPORTATION - 11.3%
   Air Transportation - 1.7%
   IL Chicago O'Hare International Airport,
     United Airlines, Inc., Series 2000 A,
     6.750%, 11/01/11 .................................    1,400,000        917,294
   MN Minneapolis & St.Paul Metropolitan
     Airports Commission, Northwest Airlines, Inc.,
     Series 2001 B, 6.500%, 04/01/25 ..................      500,000        478,125
   OH Cleveland, Series 1999, 5.700%, 12/01/19 ........    1,000,000        708,750
   WA Port Seattle, Northwest Airlines, Inc., Series
     2000, 7.125%, 04/01/20 ...........................      500,000        405,000
                                                                       ------------
                                                                          2,509,169
                                                                       ------------
   Airport - 5.6%
   FL Greater Orlando Aviation Authority,
     Series 1999 A, 5.250%, 10/01/09 ..................      320,000        330,499
   GA Atlanta, Airport Facilities, Series 1996,
     6.500%, 01/01/07 .................................    4,000,000      4,451,040
   IL Chicago, Midway Airport, Series 1994 A,
     5.700%, 01/01/04 .................................    1,000,000      1,042,530
   IN State Transportation Finance Authority,
     Airport Facilities Lease, Series 1992 A,
     6.500%, 11/01/07 .................................    1,040,000      1,090,731
   KY Louisville & Jefferson County Regional
     Airport Authority, Series 2001 A,
     5.750%, 07/01/15 .................................    1,000,000      1,035,880
   NY Monroe County Airport Authority,
     Greater Rochester International Airport,
     Series 1999, 5.750%, 01/01/12 ....................      500,000        535,735
                                                                       ------------
                                                                          8,486,415
                                                                       ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              37
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   Ports - 0.9%
   WA Port of Seattle:
     Series A, 6.000%, 10/01/08 .......................   $  250,000   $    274,148
     Series 2000 B, 6.000%, 02/01/13 ..................    1,000,000      1,092,090
                                                                       ------------
                                                                          1,366,238
                                                                       ------------
   Toll Facilities - 1.8%
   CO E-470 Public Highway Authority, Series 2000 B,
     (a) 09/01/18 .....................................    1,500,000        604,290
   OH State Turnpike Commission:
     Series 1996 A, 6.000%, 02/15/06 ..................      500,000        545,970
     Series 1998 A, 5.500%, 02/15/24 ..................    1,000,000      1,049,900
   PA State Turnpike Commission, Series 1998 A,
     5.250%, 12/01/14 .................................      500,000        515,050
                                                                       ------------
                                                                          2,715,210
                                                                       ------------
   Transportation - 1.3%
   CO State Department of Transportation, Series 2000,
     6.000%, 06/15/12 .................................    1,500,000      1,659,675
   DC Metropolitan Area Transit Authority,
     6.000%, 07/01/07 .................................      250,000        276,415
                                                                       ------------
                                                                          1,936,090
                                                                       ------------
UTILITY - 22.9%
   Independent Power Producer - 0.3%
   MI Midland County Economic Development Corp.,
     Series 2000, 6.875%, 07/23/09 ....................      500,000        518,125
                                                                       ------------
   Investor Owned - 2.9%
   AR Pope County Energy Project,
     5.050%, 09/01/28 .................................      750,000        751,688
   NH State Business Finance Authority,
     United Illuminating Co., Series 1999,
     5.400%, 12/01/29 .................................    1,000,000      1,024,080
   NV Washoe County,
     Sierra Pacific Power Co., Series 2001,
     5.750%, 03/01/36 .................................    1,000,000      1,020,090
   TX Brazos River Authority,
     Texas Utilities Electric Co.:
      Series 1995 B, 5.050%, 06/01/30 .................      600,000        608,844
      Series C, 5.750%, 05/01/36 ......................    1,000,000        984,160
                                                                       ------------
                                                                          4,388,862
                                                                       ------------
   Joint Power Authority - 5.5%
   GA State Municipal Electric Authority, Series 1997 Y,
     6.400%, 01/01/13 .................................    3,000,000      3,438,333
   NC Eastern Municipal Power Agency, Power System:
     Series 1993-B, 6.125%, 01/01/09 ..................    2,000,000      2,120,000
     Series 1993 C, 5.500%, 01/01/07 ..................      415,000        428,707
   SC Piedmont Municipal Power Agency, Series 1991 A,
     6.125%, 01/01/07 .................................    2,015,000      2,203,503
   TX State Municipal Power Agency, (a) 09/01/15 ......      250,000        121,498
                                                                       ------------
                                                                          8,312,041
                                                                       ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
38
--------------------------------------------------------------------------------


                                                                 PAR          VALUE
   Municipal Electric - 1.0%
   TX Lower Colorado River Authority, Series 1999 A,
     5.500%, 05/15/21 .................................   $1,500,000   $  1,524,630
   WA Grant County Public Utilities District Number
     002, Electric System Series 1993 E,
     5.300%, 01/01/03 .................................       50,000         51,712
                                                                       ------------
                                                                          1,576,342
                                                                       ------------
   Water & Sewer - 13.2%
   AR Beaver Water District, Benton & Washington
     Counties, Series 1994, 6.000%, 11/15/04 ..........    2,580,000      2,795,069
   AZ Phoenix Civic Improvement Corp., Series 2001,
     5.250%, 07/01/08 .................................    1,130,000      1,202,829
   AZ State Central Water Conservation District,
   Central Arizona Project, Series A,
     5.500%, 11/01/08 .................................      250,000        269,762
   DE State Economic Development Authority,
     Wilmington Suburban Water Corp.,
     Series 1992 B, 6.450%, 12/01/07 ..................    1,165,000      1,295,468
   GA Columbus Water & Sewer, 5.000%, 05/01/10 ........    1,000,000      1,055,220
   IL Chicago, Series 1993, 6.500%, 11/01/09 ..........    2,155,000      2,445,860
   IL Du Page County Special Service Area No. 11,
     Series 1995, 6.750%, 01/01/14 ....................      990,000      1,100,137
   MA State Water Pollution Abatement Trust,
     Series 1999 A, 6.000%, 08/01/19 ..................    2,500,000      2,793,175
   TN Metropolitan Government of Nashville
     & Davisdon Counties, Series 1993,
     6.500%, 01/01/10 .................................    2,750,000      3,137,915
   TX Houston Water & Sewer System, Series C,
     5.900%, 12/01/05 .................................      800,000        872,616
   TX Houston Water Conveyance System, Series J,
     6.125%, 12/15/06 .................................    1,000,000      1,099,830
   TX Houston, Series 2000 B, 5.250%, 12/01/23 ........    2,000,000      1,971,980
                                                                       ------------
                                                                         20,039,861
                                                                       ------------
TOTAL MUNICIPAL BONDS
   (cost of $140,413,532) .............................                 148,143,820
                                                                       ------------
Short-Term Obligations - 1.1%
   AZ Glendale Industrial Development Authority,
     Friendship Retirement Project, Series 1999,
      VRDN, 2.400%, 12/01/14 ..........................      300,000        300,000
   ID State Health Facilities Authority,
     St. Lukes Regional Medical Facility, Series 1995,
      VRDN, 1.950%, 05/01/22 ..........................      400,000        400,000
   NE State Educational Finance Authority,
     Creighton University, Series 2001, VRDN,
     1.950%, 08/01/31 .................................      900,000        900,000
   NY Long Island Power Authority, Series 2001 2B,
      VRDN, 1.800%, 05/01/33 ..........................      100,000        100,000
                                                                       ------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $1,700,000) ...............................                   1,700,000
                                                                       ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              39
--------------------------------------------------------------------------------


TOTAL INVESTMENTS - 98.9%
   (cost of $142,113,532) .............................                $149,843,820
                                                                       ------------
Other Assets & Liabilities, Net - 1.1% ................                   1,666,845
                                                                       ------------
Net Assets - 100.0% ...................................                $151,510,665
                                                                       ============

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a)   Zero coupon bond
(b) The fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principle and interest.
(c) These securities, or a portion thereof, with a total market value of $156,999, are being used to collateralize open futures contracts.

      Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credits or other credit support agreements from banks. The rates listed are as of December 31, 2001.

            Acronym            Name
            -------   ----------------------
              TAN     Tax Anticipation Notes

Long futures contracts open at December 31, 2001:

                             Par Value                         Unrealized
                            Covered by       Expiration       Depreciation
             Type            Contracts          Month          at 12/31/01
         -------------     ------------    --------------     ------------
         Treasury Bond       $6,400,000      March 2002        $(107,624)

See notes to financial statements.

--------------------------------------------------------------------------------
40 Stein Roe Managed Municipals Fund
--------------------------------------------------------------------------------


Investment Portfolio
DECEMBER 31, 2001 (UNAUDITED)

Municipal Bonds - 97.4%                                              PAR          VALUE
EDUCATION - 3.5%
   Education - 1.9%
   AR State Development Finance Authority,
     Biosciences Institute College,
     Series 2001, 5.125%, 12/01/28 .......................   $   750,000   $    705,592
   CA State Educational Facilities Authority,
     Loyola Marymount University,
     Series 2001, (a) 10/01/20 ...........................     1,000,000        354,380
   MA State Development Finance Agency,
     Boston University,
     Series 1999, 5.450%, 05/15/59 .......................     1,000,000        943,110
   MA State Industrial Finance Agency,
     Tufts University,
     Series 1998 H, 4.750%, 02/15/28 .....................     2,000,000      1,812,240
   MN Victoria, Holy Family Catholic High School,
     Series 1999 A, 5.850%, 09/01/24 .....................     1,000,000        985,000
   VA College Building Washington Lee University,
     5.375%, 01/01/21 ....................................     2,000,000      2,076,320
   WV State University, Series 2000 A, (a) 04/01/18 ......     3,800,000      1,561,116
                                                                           ------------
                                                                              8,437,758
                                                                           ------------
   Student Loan - 1.6%
   AK State Student Loan Corp.,
     Series 1994 A, 6.200%, 7/1/2009 (b) .................     3,870,000      4,059,514
   ME State Educational Loan Marketing Corp.,
     Series 1994 B-1, 6.500%, 11/01/09 ...................     3,000,000      3,242,040
                                                                           ------------
                                                                              7,301,554
                                                                           ------------
HEALTHCARE - 8.3%
   Congregate Care Retirement - 1.0%
   OR Clackamas County Hospital Facilities Authority,
     Willamette View,
     Series 1999 A, 7.500%, 11/01/29 .....................     1,000,000      1,060,000
   PA Montgomery County Industrial Development
     Authority, Adult Communities Total Services,
     Series 1996 B, 5.750%, 11/15/17 .....................     3,500,000      3,462,060
                                                                           ------------
                                                                              4,522,060
                                                                           ------------
   Health Services - 0.4%
   MA State Development Finance Agency,
     Boston Biomedical Research Institute,
     Series 1999, 5.650%, 02/01/19 .......................       310,000        289,850
   WI State Health & Educational Facilities Authority,
     Marshfield Clinic, Series 1999,
     6.250%, 02/15/29 ....................................     1,600,000      1,662,944
                                                                           ------------
                                                                              1,952,794
                                                                           ------------

See notes to Investment Portfolio.

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                                                                              41
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Hospital - 6.1%
   FL West Orange Healthcare, 5.650%, 02/01/22 ...........   $ 1,050,000   $  1,033,841
   IL State Development Finance Authority,
     Adventist Health System,
     Series 1999, 5.500%, 11/15/20 .......................     3,000,000      2,847,900
   IL State Health Facilities Authority,
     Swedish American Hospital,
     Series 2000, 6.875%, 11/15/30 .......................     1,000,000      1,061,940
   LA State Public Facilities Authority,
     Touro Infirmary,
     Series 1999, 5.625%, 08/15/29 .......................     1,740,000      1,687,713
   MA State Health & Educational Facilities Authority:
     Dana Farber Cancer Institute, Series 1995 G-1,
      6.250%, 12/01/22 ...................................     3,265,000      3,370,459
     Massachusetts General Hospital, Series 1992 F,
      6.250%, 07/01/12 ...................................     5,750,000      6,465,070
     South Shore Hospital, Series 1999 F:
      5.625%, 07/01/19 ...................................     1,000,000        980,380
      5.750%, 07/01/29 ...................................     2,500,000      2,436,025
   MD State Health & Educational Facilities Authority,
     University of Maryland Medical System,
     6.750%, 07/01/30 ....................................       500,000        538,785
   MI Dickinson County,
     Series 1999, 5.800%, 11/01/24 .......................     1,000,000        912,780
   MS Medical Center Building Corp.,
     University of Mississippi Medical Center,
     Series 1998, 5.500%, 12/01/23 .......................     1,000,000      1,038,920
   NC State Medical Care Commission,
     Gaston Health Care,
     Series 1998, 5.000%, 02/15/29 .......................     1,000,000        919,360
   NV Henderson, Catholic Healthcare West,
     Series 1999 A, 6.750%, 07/01/20 .....................     1,000,000      1,043,420
   TX Richardson Hospital Authority,
     Baylor Richardson Medical Center,
     Series 1998, 5.625%, 12/01/28 .......................       500,000        478,295
   WV State Hospital Finance Authority,
     Series 2000 A, 6.750%, 09/01/30 .....................     2,000,000      2,125,180
                                                                           ------------
                                                                             26,940,068
                                                                           ------------
   Intermediate Care Facilities - 0.5%
   IN State Health Facilities Financing Authority,
     Hoosier Care, Inc.,
     Series 1999 A, 7.125%, 06/01/34 .....................     2,455,000      2,138,919
                                                                           ------------
   Nursing Home - 0.3%
   IN State Health Facilities Financing Authority,
     Metro Health Indiana, Inc.,
     Series 1998, 6.400%, 12/1/2033 (c) ..................     1,400,000        910,000
   MN Minneapolis,
     Walker Methodist Senior Services Group,
     Series 1998 A, 5.875%, 11/15/18 .....................       450,000        401,625
                                                                           ------------
                                                                              1,311,625
                                                                           ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
42
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
HOUSING - 3.4%
   Multi-Family - 2.2%
   Charter Municipal Mortgage Acceptance Co.,
     6.625%, 6/30/2049 (d) ...............................   $ 2,000,000   $  2,040,000
   FL Broward County Housing Finance Authority,
     Chaves Lake Apartment Project,
     Series 2000, 7.500%, 07/01/40 .......................     1,500,000      1,516,875
   FL Clay County Housing Finance Authority,
     Madison Commons Apartments,
     Series 2000 A, 7.450%, 07/01/40 .....................       750,000        758,437
   FL Orange County Housing Finance Authority,
     Palms at Brentwood Apartments,
     Series 1998 K, 6.500%, 12/01/34 .....................     1,985,000      1,781,537
   IL State Development Finance Authority,
     Catholic Charities Housing Development Corp.,
     Series 1993 C, 5.950%, 01/01/09 .....................     1,450,000      1,475,375
   Municipal Mortgage & Equity LLC,
     7.750%, 11/1/2010 (d) ...............................     2,000,000      2,115,000
                                                                           ------------
                                                                              9,687,224
                                                                           ------------
   Single Family - 1.2%
   ID State Housing Agency,
     Series 1990 E, 7.875%, 07/01/24 .....................       575,000        581,526
   IL Chicago, Series 2000 A, 7.150%, 09/01/31 ...........       835,000        944,452
   NM State Mortgage Finance Authority,
     Series 2000 A-2, 7.100%, 09/01/30 ...................     1,480,000      1,665,414
   NV State Housing Division,
     Series 1991 A-2, 7.750%, 04/01/22 ...................     1,410,000      1,434,675
   RI State Housing & Mortgage Finance Corp.,
     Series 1-E, 7.550%, 10/01/22 ........................       515,000        525,949
                                                                           ------------
                                                                              5,152,016
                                                                           ------------
INDUSTRIAL - 8.1%
   Food Products - 3.6%
   GA Cartersville Development Authority,
     Anheuser Busch Cos., Inc.,
     Series 1999, 7.375%, 05/01/09 .......................     9,000,000     10,410,390
   IN Hammond, American Maize Products Co.,
     Series 1994, 8.000%, 12/01/24 .......................     4,560,000      4,693,243
   MI State Strategic Fund, Michigan Sugar Co.,
     Carolton Project,
      Series 1998 B, 6.450%, 11/1/2025 (c) ...............       700,000        427,000
      Series 1998 C, 6.550%, 11/1/2025 (c) ...............       800,000        488,000
                                                                           ------------
                                                                             16,018,633
                                                                           ------------
   Forest Products - 4.1%
   LA De Soto Parish, International Paper Company,
     Series A, 7.700%, 11/01/18 ..........................     3,250,000      3,537,137
   SC Richland County, Union Camp Corp.,
     Series 1991 B, 7.125%, 09/01/21 .....................     5,000,000      5,106,750
   WA Port Longview Industrial Development Corp.,
     Weyerhaeuser Corp.,
     Series 1992, 6.875%, 10/01/08 .......................     8,750,000      9,476,163
                                                                           ------------
                                                                             18,120,050
                                                                           ------------

See notes to Investment Portfolio.

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                                                                              43
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Manufacturing - 0.4%
   MO State Development Finance Board,
     Proctor & Gamble Co.,
     Series 1999, 5.200%, 03/15/29 .......................   $ 1,000,000   $    964,120
   NM Albuquerque Industrial Development Authority,
     Motorola, Inc., Series 1983 A,
     10.000%, 06/01/13 ...................................     1,000,000      1,017,100
                                                                           ------------
                                                                              1,981,220
                                                                           ------------
OTHER - 8.2%
   Other - 0.3%
   SC Tobacco Settlement Revenue Management
     Authority, Series 2001 B, 6.375%, 05/15/28 ..........     1,100,000      1,139,149
                                                                           ------------
   Refunded/Escrowed (e) - 7.9%
   CA Foothill/Eastern Transportation Corridor Agency,
     Series 1995 A, (a) 01/01/18 .........................    10,000,000      4,296,600
   CA Southern California Public Power Authority,
     Southern Transmission project,
     Series 1988 A, (a) 07/01/14 .........................     8,155,000      4,488,186
   FL State, Jacksonville Transportation Authority,
     Series 1985, 9.200%, 01/01/15 .......................     2,000,000      2,742,640
   GA Fulton County,
     Series 1992, 6.375%, 01/01/14 .......................    13,270,000     15,181,411
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18 .....................     4,315,000      5,048,248
   SC Calhoun County, Solid Waste Disposal Facilities,
     Eastman Kodak Co., Series 1992,
     6.750%, 05/01/17 ....................................     3,000,000      3,496,320
                                                                           ------------
                                                                             35,253,405
                                                                           ------------
OTHER REVENUE - 2.7%
   Recreation - 2.5%
   CA Long Beach Aquarium of the Pacific, Series 1995 A:
     6.125%, 07/01/15 ....................................     4,000,000      4,444,800
     6.125%, 07/01/23 ....................................     6,000,000      6,667,200
                                                                           ------------
                                                                             11,112,000
                                                                           ------------
   Retail - 0.2%
   NJ State Economic Development Authority,
     Glimcher Properties L.P. Project,
     6.000%, 11/01/28 ....................................       850,000        820,250
                                                                           ------------
RESOURCE RECOVERY - 0.2%
   Disposal - 0.2%
   IL Development Finance Authority,
     Waste Management, Inc.,
     Series 1997, 5.050%, 01/01/10 .......................       500,000        488,755
   MI State Strategic Fund, United Waste Systems, Inc.,
     Series 1995, 5.200%, 04/01/10 .......................       500,000        489,790
                                                                           ------------
                                                                                978,545
                                                                           ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
44
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
TAX-BACKED - 30.3%
   Local Appropriated - 2.3%
   IL Chicago Board of Education,
     Series 1992 A, 6.000%, 01/01/16 .....................   $ 5,000,000   $  5,531,050
   IN Crown Point School Building Corp., Series 2000:
     (a) 01/15/18 ........................................     1,550,000        639,174
     (a) 01/15/19 ........................................     1,665,000        644,338
   KY Lexington Fayette County, County Detention
     Center, Series 1999, 4.750%, 05/01/24 ...............     1,420,000      1,312,591
   TX Houston, Series 2000, 6.400%, 06/01/27 .............     2,000,000      2,171,160
                                                                           ------------
                                                                             10,298,313
                                                                           ------------
   Local General Obligations - 8.8%
   AK North Slope Borough:
      (a) 06/30/12 .......................................     5,000,000      2,932,150
      Series 1999 B, (a) 06/30/10 ........................     2,515,000      1,676,323
      Series 2000 B, (a) 06/30/10 ........................     2,000,000      1,333,060
   CA Golden West School Financing Authority,
     Series 1999 A, (a) 08/01/15 .........................     1,500,000        744,510
   CA Union Elementary School District,
     Series 1999 A, (a) 09/01/17 .........................     2,300,000        993,577
   CA West Contra Costa Unified School District,
     6.000%, 08/01/24 ....................................       465,000        528,170
   CA Yuba City Unified School District,
     Series 2000, (a) 09/01/18 ...........................     1,160,000        467,480
   FL Broward County,
     Series 1986, 12.500%, 01/01/04 ......................     1,195,000      1,415,848
   HI Honolulu, Series 1998, 4.500%, 07/01/28 ............     1,500,000      1,286,445
   IL Champaign County,
     Series 1999, 8.250%, 01/01/20 .......................     1,015,000      1,363,206
   IL Chicago Board of Education,
     Series 1996, 6.250%, 12/01/12 .......................     2,500,000      2,832,875
     Series 1998 B-1:
      (a) 12/01/21 .......................................     1,500,000        485,385
      (a) 12/01/22 .......................................     3,000,000        911,730
      (a) 12/01/23 .......................................     5,000,000      1,426,300
   IL Chicago Public Building Commission,
     Series 1999 B, 5.250%, 12/01/18 .....................     2,000,000      2,035,920
   IL Chicago, Series 1999, 5.500%, 01/01/23 .............     2,250,000      2,341,507
   IL Coles & Cumberland Countys Unified
     School District, Series 2000, (a) 12/01/13 ..........     3,120,000      1,704,144
   IL Cook County School District No. 102,
     Series 2001, (a) 12/01/20 ...........................     3,065,000      1,062,819
   IL Will County Forest Preservation District,
     Series 1999, (a) 12/01/16 ...........................     1,000,000        448,400
   IL Will County Unified School District No. 365-UVY,
     Series 1999 B, (a) 11/01/18 .........................     1,900,000        749,873
   LA New Orleans, Series 1991, (a) 09/01/12 .............     6,250,000      3,675,313
   MO Springfield School District No.R-12,
     Series 1991 B, 9.500%, 03/01/07 .....................       600,000        752,892
   NY New York City, 5.250%, 11/01/12 ....................     1,500,000      1,527,195

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              45
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Local General Obligations (cont)
   TX Galveston County, Series 2001:
     (a) 02/01/20 ........................................   $ 1,500,000   $    543,840
     (a) 02/01/22 ........................................     3,070,000        985,224
   TX Hurst Euless Bedford Independent School
     District, Series 1998, 4.500%, 08/15/25 .............     5,000,000      4,327,500
   TX Katy Independent School District,
     Series 2001, 4.750%, 02/15/22 .......................       300,000        275,163
   WA Vancouver School District No. 37,
     (a) 12/01/20 ........................................     1,150,000        397,532
                                                                           ------------
                                                                             39,224,381
                                                                           ------------
   Special Non-Property Tax - 5.7%
   IL Metropolitan Pier & Exposition Authority,
     Series 1996 A:
      (a) 06/15/12 .......................................     5,000,000      2,971,350
      (a) 12/15/12 .......................................     8,850,000      5,129,991
   IL State, Series 1992 Q, 6.000%, 06/15/12 .............    10,000,000     11,119,900
   NY New York City Transitional Finance Authority,
     Series 1998 C, 4.750%, 05/01/23 .....................     2,500,000      2,283,625
   NY State Local Government Assistance Corp.,
     Series 1993 E, 5.000%, 04/01/21 .....................     1,000,000        981,740
   TX Houston, Series 2001 B, (a) 09/01/19 ...............     3,460,000      1,290,753
   WA Central Puget Sound Regional
     Transportation Authority,
     Series 1998, 5.250%, 02/01/21 .......................     1,500,000      1,510,755
                                                                           ------------
                                                                             25,288,114
                                                                           ------------
   Special Property Tax - 0.6%
   CA Huntington Beach Grand Coast,
     6.450%, 09/01/31 ....................................       500,000        499,375
   CA Santa Margarita Water District,
     Series 1999, 6.250%, 09/01/29 .......................       750,000        747,188
   FL Indigo Community Development District,
     Series 1999 B, 6.400%, 05/01/06 .....................       985,000        998,544
   IL Illinois Sports Facility, (a) 06/15/18 .............     1,000,000        402,730
                                                                           ------------
                                                                              2,647,837
                                                                           ------------
   State Appropriated - 2.1%
   KY State Turnpike Authority,
     Series 1992, (a) 01/01/10 ...........................     7,500,000      5,139,750
   MI State, 525 Redevco, Inc.,
     Series 2000, (a) 06/01/21 ...........................     1,000,000        337,310
   UT State Building Ownership Authority,
     Series 1998 C, 5.500%, 05/15/19 .....................     3,450,000      3,615,704
                                                                           ------------
                                                                              9,092,764
                                                                           ------------
   State General Obligations - 10.8%
   FL State Board of Education,
     Series 1998 A, 4.750%, 06/01/28 .....................     1,000,000        908,520
   FL State, Broward County Expressway,
     Series 1984, 9.875%, 07/01/09 .......................     1,100,000      1,425,006

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
46
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   State General Obligations (cont)
   MA Massachusetts Bay Transportation Authority:
     Series 1992 B, 6.200%, 03/01/16 .....................   $ 9,825,000   $ 11,150,294
     Series 1994 A:
      7.000%, 03/01/14 ...................................     3,150,000      3,774,267
      7.000%, 03/01/19 ...................................     2,500,000      3,005,450
     Series 1998, 4.500%, 03/01/26 .......................     3,805,000      3,321,423
   MA State College Building Authority Project,
     Series A, 7.500%, 05/01/11 ..........................     1,500,000      1,840,650
     Series 1994 A, 7.500%, 05/01/14 .....................     3,500,000      4,346,790
   NJ State General Obligation, Series D,
     6.000%, 02/15/11 ....................................     5,150,000      5,728,551
   PA State, Series 1992-2, 6.250%, 07/01/12 .............    11,200,000     12,745,376
                                                                           ------------
                                                                             48,246,327
                                                                           ------------
TRANSPORTATION - 10.6%
   Air Transportation - 1.7%
   IL Chicago O'Hare International Airport,
     United Airlines, Inc.,
     Series 2000 A, 6.750%, 11/01/11 .....................     1,600,000      1,048,336
   IN Indianapolis Airport Authority, United Airlines
     Project, Series A, 6.500%, 11/15/31 .................     3,000,000      1,856,250
   KY Kenton County Airport Board,
     Delta Airlines, Inc.,
     Series 1992 A, 7.500%, 02/01/20 .....................     1,000,000        963,600
   MN Minneapolis & St. Paul Metropolitan
     Airports Commission, Northwest Airlines:
      Series 2001 A, 7.000%, 04/01/25 ....................     1,250,000        976,562
      Series 2001 B, 6.500%, 04/01/25 ....................       500,000        478,125
   NC Charlotte/Douglas Intl. Airport, US Airways, Inc.:
     Series 1998, 5.600%, 07/01/27 .......................     1,000,000        407,500
     Series 2000, 7.750%, 02/01/28 .......................     1,000,000        427,500
   NJ State Economic Development Authority,
     Continental Airlines, Inc.,
     Series 1999, 6.400%, 09/15/23 .......................     2,000,000      1,597,500
                                                                           ------------
                                                                              7,755,373
                                                                           ------------
   Airport - 1.8%
   HI State, Airport System Revenue,
     Series 1991, 6.900%, 07/01/12 .......................     6,000,000      6,940,380
   MA State Port Authority,
     Series 1999, 10.740%, 07/01/29 ......................     1,000,000      1,084,660
                                                                           ------------
                                                                              8,025,040
                                                                           ------------
   Toll Facilities - 5.6%
   CO E-470 Public Highway Authority, Series 2000 B:
     (a) 09/01/18 ........................................     4,600,000      1,853,156
     (a) 09/01/19 ........................................     3,500,000      1,323,735
   NY Triborough Bridge & Tunnel Authority,
     Series 1991 X, 6.625%, 01/01/12 .....................     9,915,000     11,492,675
     Series 1992 Y, 6.125%, 01/01/21 .....................     5,500,000      6,166,435

See notes to Investment Portfolio.

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                                                                              47
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Toll Facilities (cont)
   PA State Turnpike Commission,
     Series 1998 A, 4.750%, 12/01/27 .....................   $ 3,415,000   $  3,096,073
   VA Richmond Metropolitan Authority,
     Series 1998, 5.250%, 07/15/22 .......................     1,100,000      1,120,823
                                                                           ------------
                                                                             25,052,897
                                                                           ------------
   Transportation - 1.5%
   GA Metropolitan Atlanta Rapid Transit Authority,
     Series 1992 P, 6.250%, 07/01/20 .....................     4,000,000      4,583,160
   NV State Department of Business & Industry,
     Las Vegas Monorail Project, Series 2000:
      7.375%, 01/01/30 ...................................       650,000        644,312
      7.375%, 01/01/40 ...................................       500,000        491,875
   OH Toledo-Lucas County Port Authority,
     CSX Transportation, Inc.,
     Series 1992, 6.450%, 12/15/21 .......................     1,000,000      1,055,510
                                                                           ------------
                                                                              6,774,857
                                                                           ------------
UTILITY - 22.1%
   Independent Power Producer - 0.7%
   NY Suffolk County Industrial Development Agency,
     Nissequogue Cogen Partners,
     Series 1998, 5.500%, 01/01/23 .......................     1,000,000        921,250
   PR Commonwealth of Puerto Rico Industrial,
     Educational, Medical & Environmental
     Cogeneration Facilities, AES Project,
     Series 2000 6.625%, 06/01/26 ........................       650,000        699,179
   VA Pittsylvania County Industrial Development
     Authority, Multitrade of Pittsyvania, Series 1994 A,
     7.550%, 01/01/19 ....................................     1,500,000      1,500,000
                                                                           ------------
                                                                              3,120,429
                                                                           ------------
   Investor Owned - 1.5%
   IN Michigan City,
     Northern Indiana Public Service Co.,
     Series 1973 A, 5.700%, 10/01/03 .....................     1,920,000      1,933,690
   IN Petersburg, Series 1995 C, 5.950%, 12/01/29 ........     1,500,000      1,504,065
   IN State Development Finance Authority,
     Series 1999, 5.950%, 08/01/30 .......................     1,000,000      1,002,430
   MS State Business Finance Corp.,
     Systems Energy Resources, Inc.,
     Series 1999, 5.900%, 05/01/22 .......................     1,600,000      1,550,000
   TX Brazos River Authority,
     Texas Utilities Electric Co., 5.750%, 05/01/36 ......       500,000        492,080
                                                                           ------------
                                                                              6,482,265
                                                                           ------------
   Joint Power Authority - 8.9%
   GA Municipal Electric Authority Power,
     Series V, 6.600%, 01/01/18 ..........................    21,300,000     24,831,540
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18 .....................     2,185,000      2,328,926
   NC State Municipal Power Agency, Catawba No. 1,
     Series 1992, (a) 01/01/09 ...........................     2,360,000      1,704,840

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
48
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Joint Power Authority (cont)
   OH State Municipal Electricity Generation Agency,
     Series 2001, (a) 02/15/29 ...........................   $ 3,000,000   $    648,150
   TX State Municipal Power Agency, (a) 09/01/08 .........     1,475,000      1,091,353
   WA State Public Power Supply System:
     Nuclear Project No. 2,
      Series 1992 A, 6.300%, 07/01/12 ....................     3,500,000      3,922,905
     Nuclear Project No. 3,
      Series 1989 B, (a) 07/01/08 ........................     7,000,000      5,221,790
                                                                           ------------
                                                                             39,749,504
                                                                           ------------
   Municipal Electric - 3.5%
   MN Northern Municipal Power Agency,
     Series 1998 B, 4.750%, 01/01/20 .....................     1,000,000        944,460
   NC University of North Carolina at Chapel Hill,
     Series 1997, (a) 08/01/20 ...........................     1,750,000        627,043
   NY Long Island Power Authority,
     Series 2000 A, (a) 06/01/20 .........................     1,000,000        372,810
   PA Westmoreland County Municipal Authority,
     Series 2000 A, (a) 08/15/23 .........................     1,400,000        410,606
   PR Electric Power Authority, 5.375%, 07/01/17 .........       500,000        525,580
   SD Heartland Consumers Power District,
     Series 1992, 6.000%, 01/01/17 .......................     8,000,000      8,855,120
   TX Austin, Series 1998, 5.250%, 05/15/25  .............     3,710,000      3,739,717
                                                                           ------------
                                                                             15,475,336
                                                                           ------------
   Water & Sewer - 7.5%
   DE State Economic Development Authority,
     Wilmington Suburban Water Corp.,
      Series 1992 A, 6.800%, 12/01/23 ....................     3,500,000      3,556,560
      Series 1992 B, 6.450%, 12/01/07 ....................     1,160,000      1,289,908
   FL Jacksonville, General Waterworks Corp.,
     Series 1992, 6.750%, 06/01/22 .......................     1,500,000      1,537,725
   GA Atlanta, Series 1993, 5.500%, 11/01/22 .............     1,225,000      1,290,574
   GA Atlanta Water & Sewer, 5.500%, 11/01/27 ............     1,500,000      1,581,495
   GA Fulton County:
     Series 1992, 6.375%, 01/01/14 .......................       430,000        488,351
     Series 1998, 4.750%, 01/01/28 .......................     3,750,000      3,426,188
   NY New York City Municipal Water Finance
     Authority, Series 1998 D, 4.750%, 06/15/25 ..........       600,000        548,460
   PA Allegheny County Sanitation Authority,
     Series 1991 A, (a) 06/01/07 .........................     2,370,000      1,881,211
   PA Dauphin County Industrial Development
     Authority, Dauphin Water Supply Co.,
     Series 1992 A, 6.900%, 06/01/24 .....................     3,400,000      3,965,998
   TX Houston:
     Series 1998, (a) 12/01/23 ...........................     3,500,000        999,670
     Series 1991 C:
      (a) 12/01/08 .......................................     4,000,000      2,920,440
      (a) 12/01/09 .......................................     4,000,000      2,760,520
      (a) 12/01/10 .......................................     3,750,000      2,446,013

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              49
--------------------------------------------------------------------------------


                                                                     PAR          VALUE
   Water & Sewer (cont)
   TX Irving Water & Sewer, 5.375%, 08/15/15 .............   $ 1,840,000   $  1,879,983
   TX Wichita Falls Water & Sewer,
     5.375%, 08/01/15 ....................................     2,895,000      2,974,526
                                                                           ------------
                                                                             33,547,622
                                                                           ------------
TOTAL MUNICIPAL BONDS
   (cost of $406,007,442) ................................                  433,648,329
                                                                           ------------
Short-Term Obligations - 1.5%
   AZ Glendale Industrial Development Authority,
     Friendship Retirement Project,
     Series 1999, VRDN, 2.400%, 12/01/14 .................       100,000        100,000
   CO Denver Health & Hospital Authority, VRDN,
     2.000%, 12/01/31 ....................................       300,000        300,000
   ID State Health Facilities Authority,
     St. Lukes Regional Medical Facility,
     Series 1995, VRDN, 1.950%, 05/01/22 .................     1,000,000      1,000,000
   IN Allen County, Golden Years Homestead, Inc.,
     Series 1996, VRDN, 1.750%, 08/01/21 .................       300,000        300,000
   KS State Development Finance Authority,
     Series 2000, VRDN, 2.000%, 05/15/26 .................       200,000        200,000
   MN Minneapolis, Series 2000, VRDN,
     1.600%, 12/01/18 ....................................       200,000        200,000
   NM Albuquerque, Menaul School,
     Series 1998, VRDN, 1.850%, 06/01/18 .................       355,000        355,000
   NM Farmington, Arizona Public Service Co.,
     Four Corners Project, Series 1994 B, VRDN,
     1.85%, 09/01/24 .....................................       300,000        300,000
   NY Long Island Power Authority,
     Series 2001 2B, VRDN, 1.800%, 05/01/33  .............       600,000        600,000
   NY New York City Municipal Water Finance
     Authority Series 1994 G, VRDN,
     1.800%, 06/15/24 ....................................     2,200,000      2,200,000
   SC Berkeley County PCR Amoco, VRDN,
     1.900%, 07/01/12 ....................................       200,000        200,000
   TX Splendora Higher Education, Fort Bend, VRDN,
     1.600%, 12/01/26 ....................................     1,000,000      1,000,000
                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $6,755,000) ..................................                    6,755,000
                                                                           ------------
TOTAL INVESTMENTS - 98.9%
   (cost of $412,762,442) ................................                  440,403,329
                                                                           ------------
Other Assets & Liabilities, Net - 1.1% ...................                    4,991,268
                                                                           ------------
Net Assets - 100.0% ......................................                 $445,394,597
                                                                           ============

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
50
--------------------------------------------------------------------------------


Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a)   Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $1,573,455 are being used to collateralize open futures contracts.
(c) This security is in default of certain debt covenants. Income is not being accrued.
(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $4,155,000, which represents 0.9% of net assets.
(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the purpose of the payment of principal and income.

      Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credits or other credit support agreements from banks. The rates listed are as of December 31, 2001.

Short futures contracts open at December 31, 2001:

                             Par Value                         Unrealized
                            Covered by       Expiration       Appreciation
             Type            Contracts          Month          at 12/31/01
         -------------     ------------    --------------     ------------
         Treasury Note      $22,900,000      March 2002       $   369,133

Long futures contracts open at December 31, 2001:

                             Par Value                         Unrealized
                            Covered by       Expiration       Depreciation
             Type            Contracts          Month          at 12/31/01
         -------------     ------------    --------------     ------------
         Treasury Bond      $73,000,000      March 2002       $(1,218,596)

See notes to financial statements.

--------------------------------------------------------------------------------
                                         SR&F High Yield Municipals Portfolio 51
--------------------------------------------------------------------------------


Investment Portfolio
DECEMBER 31, 2001 (UNAUDITED)

Municipal Bonds - 96.1%                                                PAR          VALUE
EDUCATION - 5.1%
   Education - 1.9%
   IL State Development Finance Authority,
     Latin School of Chicago, Series 1998,
     5.650%, 08/01/28 ......................................   $ 1,725,000   $  1,633,799
   IL University of Illinois, Certificate of Participation,
     Utilities Infrastructure Projects, Series A,
     5.500%, 08/15/16 ......................................       725,000        750,694
   MN Victoria, Holy Family Catholic
     High School, Series 1999 A, 5.875%, 09/01/29 ..........     1,200,000      1,177,500
   WV State University, Series 2000 A, (a) 04/01/19 ........     1,250,000        482,113
                                                                             ------------
                                                                                4,044,106
                                                                             ------------
   Student Loan - 3.2%
   NE Nebhelp, Inc.,
     Series 1993 A-6, 6.450%, 06/01/18 .....................     4,000,000      4,378,880
   NM State Educational Assistance Foundation,
     Series 1996 A-2, 6.650%, 11/01/25 .....................     1,955,000      2,019,867
   TX Brazos Higher Educational Facilities
     Authority, Series 1993 C-2, 5.875%, 06/01/04 ..........       390,000        390,004
                                                                             ------------
                                                                                6,788,751
                                                                             ------------
HEALTHCARE - 22.5%
   Congregate Care Retirement - 8.1%
   CA Statewide Community Development Authority,
     Eskaton Village - Grass Valley,
     Series 2000, 8.250%, 11/15/31 .........................     1,000,000      1,056,250
   FL Orange County Health Facilities Authority,
     Orlando Lutheran Towers, Inc.,
     Series 1996, 8.625%, 07/01/20 .........................     3,000,000      3,172,500
   IL State Health Facilities Authority,
     Lutheran Senior Ministries,
     Series 2001, 7.375%, 08/15/31 .........................       300,000        298,500
   MA State Development Finance Agency, Loomis
     Community, Series 1999 A:
      5.625%, 07/01/15 .....................................       500,000        457,715
      5.750%, 07/01/23 .....................................       250,000        219,797
   MO State Health & Educational Facilities Authority,
     Lutheran Senior Services, Series 1997,
     5.750%, 02/01/17 ......................................     2,000,000      1,969,600
   NH State Higher Educational & Health Facilities
     Authority, Rivermead at Peterborough,
     Series 1998, 5.750%, 07/01/28 .........................     1,000,000        847,500
   NJ State Economic Development Authority, Seabrook
     Village, Inc., Series 2000 A, 8.250%, 11/15/30 ........       625,000        664,844
     Winchester Gardens, Series 1996 A,
      8.625%, 11/01/25 .....................................     2,000,000      2,070,000

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
52
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Congregate Care Retirement (cont)
   PA Chartiers Valley Industrial & Commercial
     Development Authority, Asbury Health Center,
     Series 1999, 6.375%, 12/01/24 .........................   $   750,000   $    677,812
   PA Lancaster Industrial Development Authority,
     Garden Spot Village,
     Series 2000 A, 7.625%, 05/01/31 .......................       500,000        513,125
   TN Metropolitan Government, Nashville and
     Davidson County, Blakeford at Green Hills, Series
     1998, 5.650%, 07/01/24 ................................     1,250,000      1,062,500
   TX Abilene Health Facilities Development Corp.,
     Sears Methodist Retirement Obligation Group:
      Series 1998 A, 5.900%, 11/15/25 ......................     2,100,000      1,729,875
      Series 1999, 6.000%, 11/15/29 ........................       500,000        420,000
   WI State Health & Educational Facilities Authority:
     Attic Angel Obligated Group,
      5.750%, 11/15/27 .....................................     1,250,000        998,438
     Clement Manor, Series 1998,
      5.750%, 08/15/24 .....................................     1,350,000      1,130,625
                                                                             ------------
                                                                               17,289,081
                                                                             ------------
   Health Services - 0.1%
   MA State Development Finance Agency,
     Boston Biomedical Research Institute,
     Series 1999, 5.650%, 02/01/19 .........................       250,000        233,750
                                                                             ------------
   Hospital - 9.0%
   AZ Health Facilities Authority,
     Phoenix Memorial Hospital,
     Series 1991, 8.125%, 06/01/12 (c) .....................     2,325,144        767,298
   CO La Junta, Arkansas Valley Regional Medical
     Center, Series 1999, 6.100%, 04/01/24 .................       500,000        469,275
   CO State Health Care Facilities Authority:
     National Jewish Medical & Research Center,
      Series 1998, 5.375%, 01/01/23 ........................       250,000        223,005
     Parkview Medical Center, Inc.,
      Series 2001, 6.600%, 09/01/25 ........................       300,000        317,250
   FL Orange County Health Facilities Authority,
     Orlando Regional Healthcare System,
     Series 1999, 6.000%, 10/01/26 .........................       875,000        888,449
   FL West Orange Healthcare District,
     Series 2001 A, 5.650%, 02/01/22 .......................     1,050,000      1,033,841
   IL Southwestern Illinois Development Authority,
     Anderson Hospital, Series 1999:
      5.500%, 08/15/20 .....................................       500,000        461,100
      5.625%, 08/15/29 .....................................       250,000        226,213
   MI Dickinson County,
     Series 1999, 5.800%, 11/01/24 .........................     1,300,000      1,186,614
   MI Flint Hospital Building Authority,
     Hurley Medical Center,
     Series 1998 B, 5.375%, 07/01/28 .......................     1,250,000      1,079,000
   MI State Hospital Finance Authority,
     Detroit Medical Center,
     Series 1998 A, 5.250%, 08/15/28 .......................     1,000,000        781,000

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              53
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Hospital (cont)
   MN Maplewood, Healtheast, Inc.,
     Series 1996, 5.700%, 11/15/02 .........................   $   500,000   $    493,000
   NC State Medical Care Commission,
     Stanly Memorial Hospital,
     Series 1999, 6.375%, 10/01/29 .........................     1,000,000      1,041,700
   NH State Higher Educational & Health
     Facilities Authority, Littleton Hospital Assoc., Inc.,
     Series 1998 A, 6.000%, 05/01/28 .......................     1,000,000        770,000
   NY NY City Industrial Development Agency
     Staten Island University Hospital, Series B,
     6.375%, 07/01/31 ......................................     1,250,000      1,233,963
   OH Highland County Joint Township Hospital
     District, Series 1999, 6.750%, 12/01/29 ...............     1,220,000      1,110,200
   OH Miami County,
     Upper Valley Medical Center, Inc.,
     Series 1996 A, 6.375%, 05/15/26 .......................     1,015,000      1,015,690
   TX Richardson Hospital Authority,
     Baylor Richardson Medical Center,
     Series 1998, 5.625%, 12/01/28 .........................     1,200,000      1,147,908
   TX Tyler Health Facilities Development Corp.,
     Mother Frances Hospital,
     Series 1997 A, 5.625%, 07/01/13 .......................     1,785,000      1,749,960
   WA State Health Care Facilities Authority:
     Sacred Heart Medical Center, Series 1992,
      6.875%, 02/15/12 .....................................     1,500,000      1,539,390
     Kadlec Medical Center, Series 2001,
      5.875%, 12/01/21 .....................................       600,000        611,004
   WV State Hospital Finance Authority,
     Cam Care Charleston, Series 2000 A,
     6.750%, 09/01/30 ......................................     1,000,000      1,062,590
                                                                             ------------
                                                                               19,208,450
                                                                             ------------
   Intermediate Care Facilities - 1.4%
   IL State Development Finance Authority,
     Hoosier Care, Inc., Series 1999 A,
     7.125%, 06/01/34 ......................................     1,495,000      1,302,519
   IN State Health Facilities Financing Authority,
     Hoosier Care, Inc., Series 1994 A,
     7.125%, 06/01/34 ......................................       150,000        130,687
   LA State Public Facilities Authority,
     Progressive Healthcare Providers, Inc.,
     Series 1998, 6.375%, 10/01/28 .........................     2,000,000      1,537,500
                                                                             ------------
                                                                                2,970,706
                                                                             ------------
   Nursing Home - 3.9%
   AK Juneau, St. Ann's Care Center,
     Series 1999, 6.875%, 12/01/25 .........................       700,000        681,625
   CO State Health Facilities Authority,
     Volunteers of America Care Facilities, Inc.,
     Series 1999 A, 5.750%, 07/01/10 .......................     1,085,000      1,017,187
   IA State Finance Authority, Care Initiatives,
     Series 1998 B, 5.500%, 07/01/08 .......................       645,000        620,813
   IN State Health Facilities Financing Authority,
     Metro Health Indiana, Inc.,
     Series 1998, 6.400%, 12/01/33 (c) .....................     1,500,000        975,000

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
54
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Nursing Home (cont)
   MA State Development Finance Agency,
     Alliance Health Care Facilities,
     Series 1999, 7.100%, 07/01/32 .........................   $ 1,250,000   $  1,220,312
   MN Carlton Inter-Faith Social Services, Inc.,
     Series 2000, 7.750%, 04/01/29 .........................       750,000        768,750
   MN Minneapolis,
     Walker Methodist Senior Services Group,
     Series 1998 C, 6.000%, 11/15/28 .......................       500,000        438,750
   MN New Hope, North Ridge Care Center, Inc.,
     Series 1999, 5.875%, 03/01/29 .........................       900,000        770,625
   MN Sartell, Foundation for Healthcare,
     Series 1999 A, 6.625%, 09/01/29 .......................     2,000,000      1,825,000
                                                                             ------------
                                                                                8,318,062
                                                                             ------------
HOUSING - 6.7%
   Assisted Living/Senior - 2.2%
   DE Kent County, Heritage at Dover,
     Series 1999, 7.625%, 01/01/30 .........................     1,485,000      1,319,794
   GA Columbus Housing Authority,
     The Gardens at Calvary,
     Series 1999, 7.000%, 11/15/29 .........................     1,000,000        857,500
   NC State Medical Care Commission,
     DePaul Community Facilities Project,
     Series 1999, 7.625%, 11/01/29 .........................     1,250,000      1,248,438
   NY Huntington Housing Authority,
     Gurwin Jewish Senior Center, Series 1999:
      5.875%, 05/01/19 .....................................     1,100,000        977,625
      6.000%, 05/01/29 .....................................       375,000        327,656
                                                                             ------------
                                                                                4,731,013
                                                                             ------------
   Multi-Family - 3.2%
   CO State Health Facilities Authority, Birchwood
     Manor Series 1991 A, 7.250%, 04/01/11 .................       535,000        537,424
   FL Broward County Housing Finance Authority,
     Chaves Lake Apartment Project,
     Series 2000, 7.500%, 07/01/40 .........................       750,000        758,437
   FL Clay County Housing Finance Authority,
     Madison Commons Apartments,
     Series 2000 A, 7.450%, 07/01/40 .......................       750,000        758,437
   GA Clayton County Housing Authority,
     Magnolia Park Apartments,
     Series 1999 A, 6.250%, 06/01/30 .......................     1,000,000        913,090
   IL State Development Finance Authority,
     Catholic Charities Housing Development Corp.,
     Series 1993 C, 5.950%, 01/01/09 .......................     1,400,000      1,424,500
   IN New Castle, Raintree Apartments,
     Series 1988 B, (a) 03/01/18 (c) .......................    30,625,000         76,563
   OH Greater Allen County Housing Development
     Authority, Steiner-McBride Apartments,
     10.250%, 09/01/03 .....................................       695,000        696,237

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              55
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Multi-Family (cont)
   TX El Paso County Housing Finance Corp.,
     American Village Communities:
      Series 2000 C, 8.000%, 12/01/32 ......................   $   345,000   $    342,412
      Series 2000 D, 10.000%, 12/01/32 .....................       400,000        398,000
   TX State Affordable Housing Corp.,
     NHT/GTEX Project, Series C,
     10.000%, 10/01/31 .....................................       885,000        871,521
                                                                             ------------
                                                                                6,776,621
                                                                             ------------
   Single Family - 1.3%
   IA State Housing Finance Authority,
     Series 1984 A, (a) 09/01/16 ...........................     4,520,000        885,016
   ID State Housing Agency,
     Series 1991 B, 7.500%, 07/01/24 .......................     1,070,000      1,092,331
   UT State Housing Finance Agency:
     Series 1991 B-2, 7.750%, 01/01/23 .....................        10,000         10,107
     Series 1991 C-3, 7.550%, 07/01/23 .....................        65,000         66,090
   WA State Housing Finance Commission,
     Series 1991 C:
      (a) 01/01/22 .........................................       465,000        112,344
      (a) 07/01/22 .........................................       520,000        121,248
      (a) 01/01/23 .........................................       520,000        117,016
      (a) 07/01/23 .........................................       535,000        116,191
      (a) 01/01/24 .........................................       530,000        111,093
      (a) 07/01/24 .........................................       565,000        114,294
                                                                             ------------
                                                                                2,745,730
                                                                             ------------
INDUSTRIAL - 7.2%
   Food Products - 2.0%
   IN Hammond, American Maize Products Co.,
     Series 1994, 8.000%, 12/01/24 .........................     3,250,000      3,344,965
   MI State Strategic Fund, Michigan Sugar Co.,
     Carollton Project, Series 1998 C,
     6.550%, 11/01/25 ......................................     1,500,000        915,000
                                                                             ------------
                                                                                4,259,965
                                                                             ------------
   Forest Products - 3.3%
   GA Rockdale County Development Authority,
     Solid Waste Disposal, Visy Paper, Inc.,
     Series 1993, 7.500%, 01/01/26 .........................     1,000,000      1,012,500
   LA De Soto Parish, International Paper Company,
     Series A, 7.700%, 11/01/18 ............................     2,500,000      2,720,875
   MS Lowndes County, Weyerhaeuser Corp.,
     Series 1992 A, 6.800%, 04/01/22 .......................     2,995,000      3,341,132
                                                                             ------------
                                                                                7,074,507
                                                                             ------------
   Metals & Mining - 0.7%
   IN State Development Finance Authority,
     Inland Steel, Series A, 5.750%, 10/01/11 ..............     2,500,000        900,000
   NV State Department of Business & Industry,
     Wheeling-Pittsburgh Steel Corp.,
     Series 1999 A, 8.000%, 09/01/14 .......................       250,000        200,000

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
56
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Metals & Mining (cont)
   VA Greensville County Industrial Development
     Authority, Wheeling Steel, Series 1999 A:
      6.375%, 04/01/04 .....................................   $    90,000   $     72,000
      7.000%, 04/01/14 .....................................       555,000        432,206
                                                                             ------------
                                                                                1,604,206
                                                                             ------------
   Oil And Gas - 1.2%
   TX Texas City Industrial Development Corp.,
     Arco Pipe Line Co. Project,
     Series 1990, 7.375%, 10/01/20 .........................     2,000,000      2,463,240
                                                                             ------------
OTHER - 11.4%
   Tobacco Settlement - 1.4%
   CA Tobacco Securitization Authority,
     Southern California Tobacco Settlement,
     Series B, 6.000%, 06/01/43 ............................     1,100,000      1,093,268
   LA Tobacco Settlement Financing Corp.,
     Series 2001 B, 5.875%, 05/15/39 .......................     2,000,000      1,942,740
                                                                             ------------
                                                                                3,036,008
                                                                             ------------
   Refunded/Escrowed - 10.0% (d)
   CO Adams County, Series 1991 B:
     11.250%, 09/01/11 (b) .................................       325,000        467,161
     11.250%, 09/01/11 .....................................       360,000        531,083
     11.250%, 09/01/11 .....................................       220,000        332,860
     11.250%, 09/01/12 .....................................     1,440,000      2,223,317
   FL Leesburg, Leesburg Regional Medical Center,
     Series 1991 A, 7.375%, 07/01/11 .......................       775,000        811,735
   FL Tampa Bay, 10.120%, 10/01/29 .........................     7,500,000      9,050,250
   GA State Municipal Electric Authority,
     Series V, 6.600%, 01/01/18 ............................       690,000        814,814
   IL Health Facility Authority,
     Edward Hospital Association Project,
     Series 1992, 7.000%, 02/15/22 .........................       685,000        703,118
   LA State Public Facilities Authority,
     Woman's Hospital Foundation,
     Series 1992, 7.250%, 10/01/22 .........................     2,300,000      2,435,010
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18 .......................     3,320,000      3,884,168
                                                                             ------------
                                                                               21,253,516
                                                                             ------------
OTHER REVENUE - 0.1%
   Recreation - 0.1%
   CT Mohegan Tribe Indians, Gaming
     Authority, Series 2001, 6.250%, 01/01/31 ..............       275,000        268,213
                                                                             ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              57
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
RESOURCE RECOVERY - 0.4%
   Disposal - 0.4%
   IL Development Finance Authority,
     Waste Management, Inc.,
     Series 1997, 5.050%, 01/01/10 .........................   $   250,000   $    244,377
   UT Carbon County, Laidlaw Environmental,
     Series A, 7.450%, 07/01/17 ............................       500,000        515,625
                                                                             ------------
                                                                                  760,002
                                                                             ------------
TAX-BACKED - 13.8%
   Local Appropriated - 1.2%
   PA Philadelphia Municipal Authority,
     Series 1993 D, 6.250%, 07/15/13 .......................     2,500,000      2,545,825
                                                                             ------------
   Local General Obligations - 0.8%
   MI Garden City School District,
     Series 2001, 5.500%, 05/01/16 .........................       500,000        518,805
   NY New York City,
     Series 1996 B, 7.250%, 08/15/07 .......................     1,000,000      1,143,730
                                                                             ------------
                                                                                1,662,535
                                                                             ------------
   Special Non-Property Tax - 4.1%
   CO State Department of Transportation:
     Series 832R-A, 12.400%, 06/15/14 ......................     3,000,000      3,401,580
     Series 832R-B, 12.400%, 06/15/15 ......................     2,000,000      2,230,000
   MO St. Louis County Industrial Development
     Authority, Kiel Center Arena, Series 1992,
     7.875%, 12/01/24 ......................................     3,000,000      3,107,520
                                                                             ------------
                                                                                8,739,100
                                                                             ------------
   Special Property Tax - 3.3%
   CA Huntington Beach Community Facilities
     District, Grand Coast Resort, Series 2000-1,
     6.450%, 09/01/31 ......................................       750,000        749,062
   CA Orange County Community Facilities District,
     Ladera Ranch,
     Series 1999 A, 6.500%, 08/15/21 .......................     1,000,000      1,035,000
   FL Heritage Palms Community Development District,
     Series 1999, 6.250%, 11/01/04 .........................       950,000        960,687
   FL Heritage Springs Community Development
     District, Series 1999 B, 6.250%, 05/01/05 .............       455,000        460,687
   FL Indigo Community Development District,
     Series 1999 B, 6.400%, 05/01/06 .......................       985,000        998,544
   FL Lexington Oaks Community Development
     District:
      Series 2000 A, 7.200%, 05/01/30 ......................       600,000        624,000
      Series 2000 D, 6.700%, 05/01/07 ......................       635,000        653,256
   FL Northern Palm Beach County Improvement
     District, Series 1999, 6.000%, 08/01/29 ...............       750,000        750,938

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
58
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Special Property Tax (cont)
   FL Orlando, Conroy Road Interchange Project,
     Series 1998 A:
      5.500%, 05/01/10 .....................................   $   200,000   $    198,250
      5.800%, 05/01/26 .....................................       300,000        285,750
   FL Stoneybrook Community Development District,
     Series 1998 A, 6.100%, 05/01/19 .......................       330,000        329,588
                                                                             ------------
                                                                                7,045,762
                                                                             ------------
   State Appropriated - 1.0%
   NY Triborough Bridge & Tunnel Authority,
     Javits Convention Center Project,
     Series E, 7.250%, 01/01/10 ............................     2,000,000      2,278,080
                                                                             ------------
   State General Obligations - 3.4%
   MA Massachusetts Bay Transportation Authority,
     Series 1992 B, 6.200%, 03/01/16 .......................     5,825,000      6,610,734
   TX University of Texas,
     Series B, 5.375%, 08/15/18 ............................       650,000        659,958
                                                                             ------------
                                                                                7,270,692
                                                                             ------------
TRANSPORTATION - 7.9%
   Air Transportation - 4.5%
   IL Chicago O'Hare International Airport,
     United Airlines, Inc., Series 2000 A,
     6.750%, 11/01/11 ......................................       800,000        524,168
   IN Indianapolis Airport Authority,
     Federal Express Corp., Series 1994,
     7.100%, 01/15/17 ......................................     3,000,000      3,169,620
   MN Minneapolis & St. Paul Metropolitan
     Airports Commission, Northwest Airlines:
      Series 2001 A, 7.000%, 04/01/25 ......................       500,000        390,625
      Series 2001 B, 6.500%, 04/01/25 ......................       250,000        239,062
   NC Charlotte, US Airway, Inc.:
     Series 1998, 5.600%, 07/01/27 .........................       250,000        101,875
     Series 2000, 7.750%, 02/01/28 .........................       750,000        320,625
   PA Philadelphia Authority for Industrial Development,
     Aero Philadelphia, Series 1999,
     5.500%, 01/01/24 ......................................     1,000,000        762,500
   TX Alliance Airport Authority, AMR Corp.,
     Series 1991, 7.000%, 12/01/11 .........................     4,070,000      3,784,082
   WA Port Seattle, Northwest Airlines, Inc.,
     Series 2000, 7.250%, 04/01/30 .........................       500,000        397,500
                                                                             ------------
                                                                                9,690,057
                                                                             ------------
   Ports - 1.4%
   WA Port of Seattle, Series 2000:
     10.560%, 02/01/10 .....................................       625,000        731,963
     10.560%, 02/01/11 .....................................     1,875,000      2,227,838
                                                                             ------------
                                                                                2,959,801
                                                                             ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              59
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Toll Facilities - 1.6%
   CO E-470 Public Highway Authority, Series 2000 B:
     (a) 09/01/18 ..........................................   $ 4,000,000   $  1,611,440
     (a) 09/01/35 ..........................................     8,750,000        726,600
   CO Northwest Parkway Public Highway Authority,
     Series 2001 D, 7.125%, 06/15/41 .......................     1,000,000      1,008,750
                                                                             ------------
                                                                                3,346,790
                                                                             ------------
   Transportation - 0.4%
   NV State Department of Business & Industry,
     Las Vegas Monorail Project,
     Series 2000, 7.375%, 01/01/40 .........................     1,000,000        983,750
                                                                             ------------
UTILITY - 21.0%
   Independent Power Producer - 6.0%
   MI Midland County Economic Development Corp.,
     Series 2000, 6.875%, 07/23/09 .........................     1,000,000      1,036,250
   PA State Economic Development Financing Authority,
     Northampton Generating:
      Series A, 6.500%, 01/01/13 ...........................     2,000,000      2,016,060
      Series 1994 B, 6.750%, 01/01/07 ......................     3,000,000      3,084,630
   VA Pittsylvania County Industrial Development
     Authority, Multitrade of Pittsyvania, Series 1994 A:
      7.450%, 01/01/09 .....................................     3,500,000      3,517,500
      7.550%, 01/01/19 .....................................     3,100,000      3,100,000
                                                                             ------------
                                                                               12,754,440
                                                                             ------------
   Investor Owned - 7.3%
   CT State Development Authority, Connecticut
     Light & Power Co., Series 1993 A,
     5.850%, 09/01/28 ......................................     2,900,000      2,922,707
   LA Calcasieu Parish Industrial Development Board,
     Entergy Gulf States, Inc.,
     Series 1999, 5.450%, 07/01/10 .........................       500,000        490,000
   LA West Feliciana Parish, Entergy Gulf States, Inc.,
     Series 1999 B, 6.600%, 09/01/28 .......................       250,000        251,250
   MS State Business Finance Corp., Systems
     Energy Resources, Inc. Series 1999,
     5.900%, 05/01/22 ......................................     1,250,000      1,210,938
   NM Farmington, Tucson Electric Power Co.,
     Series 1997 A, 6.950%, 10/01/20 .......................     2,000,000      2,060,000
   NV Humboldt County Pollution Control
     Revenue, Idaho Power Co. Project,
     8.300%, 12/01/14 ......................................     2,000,000      2,242,520
   PA Beaver County Industrial Development
     Authority, Toledo Edison Co., Series 1995,
     7.625%, 05/01/20 ......................................     4,900,000      5,236,875
   TX Brazos River Authority, Pollution Control
     Revenue, TXU Electric Co. Project,
     Series C, 5.750%, 05/01/36 ............................     1,300,000      1,279,408
                                                                             ------------
                                                                               15,693,698
                                                                             ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
60
--------------------------------------------------------------------------------


                                                                       PAR          VALUE
   Joint Power Authority - 5.2%
   GA State Municipal Electric Authority,
     Series V, 6.600%, 01/01/18 ............................   $ 3,375,000   $  3,896,809
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18 .......................     1,680,000      1,790,662
   WA State, Public Power Supply System, Series 1991 A:
     (a) 07/01/07 ..........................................     3,395,000      2,691,047
     (a) 07/01/07 ..........................................     3,550,000      2,803,293
                                                                             ------------
                                                                               11,181,811
                                                                             ------------
   Municipal Electric - 0.5%
   WA Seattle, Series 2001, 5.500%, 03/01/17 ...............     1,000,000      1,025,240
                                                                             ------------
   Water & Sewer - 2.0%
   NH State Industrial Development Authority,
     Pennichuck Water Works, Inc.,
     Series 1988, 7.500%, 07/01/18 .........................       535,000        579,138
   PA Dauphin County Industrial Development
     Authority Dauphin Water Supply Co.,
     Series 1992 A, 6.900%, 06/01/24 .......................     3,200,000      3,732,704
                                                                             ------------
                                                                                4,311,842
                                                                             ------------
TOTAL MUNICIPAL BONDS
    (cost of $206,371,470) .................................                  205,315,350
                                                                             ------------

Municipal Preferred Stocks - 1.4% ..........................        SHARES
HOUSING - 1.4%
   Multi-Family - 1.4%
   Charter Municipal Mortgage Acceptance Co.:
     6.625%, 06/30/49 (e) ..................................     2,000,000      2,040,000
     7.600%, 11/30/50 (e) ..................................     1,000,000      1,055,000
                                                                             ------------
TOTAL MUNICIPAL PREFERRED STOCKS
   (cost of $3,000,000) ....................................                    3,095,000
                                                                             ------------

Short-Term Obligations - 1.0% ..............................           PAR
   MI Farmington Hills Hospital Finance Authority,
     Botsford General Hospital, Series 1991 B, VRDN,
     2.000%, 02/15/16 ......................................   $   700,000        700,000
   MN Brooklyn Center, Brookdale Corp III Project,
     VRDN, 2.050%, 12/01/07 ................................       500,000        500,000
   NY Long Island Power Authority,
     Series 2001 2B, VRDN, 1.800%, 05/01/33 ................       500,000        500,000
   TX Gulf Coast Waste Disposal Authority, Amoco
     Corp., Series 1996, VRDN, 2.000%, 05/01/24 ............       400,000        400,000
                                                                             ------------

See notes to Investment Portfolio.

--------------------------------------------------------------------------------
                                                                              61
--------------------------------------------------------------------------------


                                                                                    VALUE
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $2,100,000) ....................................                 $  2,100,000
                                                                             ------------
Total Investments - 98.5%
   (cost of $211,471,470) ..................................                  210,510,350
                                                                             ------------
Other Assets & Liabilities, Net - 1.5% .....................                    3,169,448
                                                                             ------------
Net Assets - 100.0% ........................................                 $213,679,798
                                                                             ============

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a)   Zero coupon bond.
(b) This security or a portion thereof, with a total market value of $467,161 is being used to collateralize open future contracts.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the purpose of the payment of principle and income.
(e) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $3,095,000 or 1.4% of net assets.

      Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credits or other credit support agreements from banks. The rates listed are as of December 31, 2001.

Short futures contracts open at December 31, 2001:

                             Par Value                         Unrealized
                            Covered by                        Appreciation
             Type            Contracts       Expiration        at 12/31/01
         -------------     ------------    --------------     ------------
         Treasury Note      $14,200,000      March 2002          $228,895

Long futures contracts open at December 31, 2001:

                             Par Value                         Unrealized
                            Covered by                        Depreciation
             Type            Contracts       Expiration        at 12/31/01
         -------------     ------------    --------------     ------------
         Treasury Bond      $7,800,000       March 2002         $(130,803)

See notes to financial statements.

--------------------------------------------------------------------------------
62 Financial Statements
--------------------------------------------------------------------------------


Statements of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)

                                                           SR&F             SR&F
                                                      MUNICIPAL       HIGH-YIELD
                                                   MONEY MARKET       MUNICIPALS
                                                      PORTFOLIO        PORTFOLIO
                                                   ------------     ------------
Assets:
Investments, at cost .........................     $121,814,110     $211,471,470
                                                   ------------     ------------
Investments, at value ........................     $121,814,110     $210,510,350
Cash .........................................               --           57,466
Receivable for:
   Investments sold ..........................          742,875          561,772
   Interest ..................................          486,101        3,710,249
Deferred Trustees' compensation plan .........              324              324
Other assets .................................           15,719           22,988
                                                   ------------     ------------
   Total Assets ..............................      123,059,129      214,863,149
                                                   ------------     ------------
Liabilities:
Payable due to custodian .....................            1,295               --
Payable for:
   Investments purchased .....................        1,505,020        1,083,390
   Futures variation margin ..................               --            8,531
   Distributions .............................           38,484            5,391
   Management fee ............................           26,104           75,197
   Transfer agent fee ........................              560              576
   Bookkeeping fee ...........................            2,304            2,178
   Trustees' fee .............................              472            2,962
Deferred Trustees' fee .......................              324              324
Other liabilities ............................           13,974            4,802
                                                   ------------     ------------
        Total Liabilities ....................        1,588,537        1,183,351
                                                   ------------     ------------
Net Assets Applicable
to Investors' Beneficial
Interest .....................................     $121,470,592     $213,679,798
                                                   ============     ============

See notes to financial statements.

--------------------------------------------------------------------------------
                                                                              63
--------------------------------------------------------------------------------


Statements of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                           SR&F            SR&F
                                                      MUNICIPAL      HIGH-YIELD
                                                    MONEY MARKET     MUNICIPALS
                                                      PORTFOLIO       PORTFOLIO
                                                    -----------     -----------
Investment Income:
Interest .......................................    $ 1,495,970     $ 7,418,538
                                                    -----------     -----------
Expenses:
Management fee .................................        150,827         493,466
Bookkeeping fee ................................          5,000           5,080
Transfer agent fee .............................          3,025           3,025
Trustees' fee ..................................          2,830           2,700
Custody fee ....................................          3,227           3,316
Other expenses .................................         22,772          31,706
                                                    -----------     -----------
   Total Expenses ..............................        187,681         539,293
Custodian earnings credit ......................         (1,314)         (1,616)
                                                    -----------     -----------
   Net Expenses ................................        186,367         537,677
                                                    -----------     -----------
   Net Investment Income .......................      1,309,603       6,880,861
                                                    -----------     -----------
Net Realized and Unrealized
Gain (Loss) on Investments
and Futures Contracts:
Net realized gain (loss) on:
   Investments .................................        (10,787)        403,055
   Futures contracts ...........................             --         456,416
                                                    -----------     -----------
     Net realized gain (loss) ..................        (10,787)        859,471
                                                    -----------     -----------
Net change in unrealized appreciation/
   depreciation on:
   Investments .................................             --        (815,307)
   Futures contracts ...........................             --         230,668
                                                    -----------     -----------
     Net change in unrealized
        appreciation/depreciation ..............             --        (584,639)
                                                    -----------     -----------
   Net Gain (Loss) .............................        (10,787)        274,832
                                                    -----------     -----------
Net Increase in Net Assets from Operations .....    $ 1,298,816     $ 7,155,693
                                                    ===========     ===========

See notes to financial statements.

--------------------------------------------------------------------------------
                                     64 & 65
--------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                              SR&F MUNICIPAL                   SR&F HIGH-YIELD
                                                          MONEY MARKET PORTFOLIO             MUNICIPALS PORTFOLIO
                                                      ------------------------------    ------------------------------
                                                         (UNAUDITED)                       (UNAUDITED)
                                                         SIX MONTHS                        SIX MONTHS
                                                              ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                       DECEMBER 31,         JUNE 30,     DECEMBER 31,         JUNE 30,
Increase (Decrease) in Net Assets:                             2001             2001             2001             2001
                                                      -------------    -------------    -------------    -------------
Operations:
Net investment income .............................   $   1,309,603    $   4,704,024    $   6,880,861    $  14,893,101
Net realized gain (loss) on investments and futures
   contracts ......................................         (10,787)         (30,258)         859,471       (2,167,283)
Net change in unrealized appreciation/depreciation
   on investments and futures contracts ...........              --            2,978         (584,639)       4,173,176
                                                      -------------    -------------    -------------    -------------
   Net Increase from Operations ...................       1,298,816        4,676,744        7,155,693       16,898,994
                                                      -------------    -------------    -------------    -------------
Transactions in Investors' Beneficial Interest:
Contributions .....................................      31,284,408       88,227,756        7,923,781        6,138,469
Withdrawals .......................................     (32,311,325)     (96,785,086)     (26,774,641)     (51,309,604)
                                                      -------------    -------------    -------------    -------------
   Net Decrease from Transactions in Investors'
      Beneficial Interest .........................      (1,026,917)      (8,557,330)     (18,850,860)     (45,171,135)
                                                      -------------    -------------    -------------    -------------
   Total Increase (Decrease) in Net Assets ........         271,899       (3,880,586)     (11,695,167)     (28,272,141)
Net Assets:
Beginning of period ...............................     121,198,693      125,079,279      225,374,965      253,647,106
                                                      -------------    -------------    -------------    -------------
End of period .....................................   $ 121,470,592    $ 121,198,693    $ 213,679,798    $ 225,374,965
                                                      =============    =============    =============    =============

See notes to financial statements.

--------------------------------------------------------------------------------
                                     66 & 67
--------------------------------------------------------------------------------


Statements of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)

                                                      STEIN ROE        STEIN ROE        STEIN ROE        STEIN ROE
                                                      MUNICIPAL     INTERMEDIATE          MANAGED       HIGH-YIELD
                                                   MONEY MARKET       MUNICIPALS       MUNICIPALS       MUNICIPALS
                                                           FUND             FUND             FUND             FUND
                                                  -------------    -------------    -------------    -------------
Assets:
Investments in Portfolio, at value ............   $ 108,694,670    $          --    $          --    $ 213,679,798
Investments, at market value (cost $142,113,532
   and $412,762,442, respectively) ............              --      149,843,820      440,403,329               --

Cash ..........................................              --           56,364           20,558               --
Receivable for:
   Investments sold ...........................              --          275,000           80,018               --
   Fund shares sold ...........................       1,134,197          290,304        1,801,597               --
   Interest ...................................              --        2,395,547        7,267,490               --
   Expense reimbursement due from Advisor .....           9,522           28,998               --            2,895
   Futures variation margin ...................              --           64,000          590,453               --
Deferred Trustees' compensation plan ..........             625            1,554            1,551              945
Other assets ..................................              --            7,128               --          164,816
                                                  -------------    -------------    -------------    -------------
        Total Assets ..........................     109,839,014      152,962,715      450,164,996      213,848,454
                                                  -------------    -------------    -------------    -------------
Liabilities:
Payable for:
   Investments purchased ......................              --        1,047,610        2,086,478               --
   Fund shares repurchased ....................         936,319          143,492        1,748,421          681,725
   Distributions ..............................          34,661          144,970          640,156          350,171
   Management fee .............................              --           57,242          151,068               --
   Administration fee .........................          23,406           18,177           40,458           26,269
   Transfer agent fee .........................           8,515           19,721           81,571           65,370
   Bookkeeping fee ............................           3,439            5,332           13,669            6,998
   Trustees' fee ..............................             457              703            1,158              800
Deferred Trustees' fee ........................             625            1,554            1,551              945
Other liabilities .............................           9,633           13,249            5,869               --
                                                  -------------    -------------    -------------    -------------
        Total Liabilities .....................       1,017,055        1,452,050        4,770,399        1,132,278
                                                  -------------    -------------    -------------    -------------
Net Assets ....................................   $ 108,821,959    $ 151,510,665    $ 445,394,597    $ 212,716,176
                                                  =============    =============    =============    =============
Composition of Net Assets:
Paid-in capital ...............................   $ 108,828,648    $ 144,018,137    $ 423,306,046    $ 221,255,001
Undistributed net investment income
   (overdistributed net investment income or
   accumulated net investment loss) ...........          44,862           61,494          (71,406)          34,083
Accumulated net realized loss on investments
   and futures contracts ......................         (51,551)        (191,630)      (4,631,467)      (7,709,880)
Net unrealized appreciation/depreciation on:
   Investments ................................              --        7,730,288       27,640,887         (961,120)
   Futures contracts ..........................              --         (107,624)        (849,463)          98,092
                                                  -------------    -------------    -------------    -------------
Net Assets ....................................   $ 108,821,959    $ 151,510,665    $ 445,394,597    $ 212,716,176
                                                  =============    =============    =============    =============

See notes to financial statements.

--------------------------------------------------------------------------------
                                     68 & 69
--------------------------------------------------------------------------------


Statements of Assets and Liabilities (cont)
DECEMBER 31, 2001 (UNAUDITED)

                                                               STEIN ROE       STEIN ROE          STEIN ROE      STEIN ROE
                                                               MUNICIPAL    INTERMEDIATE            MANAGED     HIGH-YIELD
                                                            MONEY MARKET      MUNICIPALS         MUNICIPALS     MUNICIPALS
                                                                    FUND            FUND               FUND           FUND
                                                           -------------   -------------      -------------   ------------
Class A:
   Net assets ..........................................   $          --   $  13,711,085      $          --   $      1,081
   Shares outstanding ..................................              --       1,226,371                 --             97
                                                           =============   =============      =============   ============
Net asset value and redemption price per share .........   $          --   $       11.18      $          --   $      11.14
                                                           =============   =============      =============   ============
Maximum offering price per share .......................   $          --   $       11.74(a)   $          --   $      11.70(a)
                                                           =============   =============      =============   ============
Class B:
   Net assets ..........................................   $          --   $   5,456,843      $          --   $         --
   Shares outstanding ..................................              --         488,082                 --             --
                                                           =============   =============      =============   ============
Net asset value, offering and redemption price per share   $          --   $       11.18      $          --   $         --
                                                           =============   =============      =============   ============
Class C:
   Net assets ..........................................   $          --   $     683,389      $          --   $         --
   Shares outstanding ..................................              --          61,125                 --             --
                                                           =============   =============      =============   ============
Net asset value, offering and redemption price per share   $          --   $       11.18      $          --   $         --
                                                           =============   =============      =============   ============
Class S:
   Net assets ..........................................   $ 108,821,959   $ 131,659,348      $ 445,394,597   $212,715,095
   Shares outstanding ..................................     108,778,948      11,776,143         51,045,598     19,144,314
                                                           =============   =============      =============   ============
Net asset value, offering and redemption price per share   $        1.00   $       11.18      $        8.73   $      11.11
                                                           =============   =============      =============   ============

(a) Computation of offering price: 100/95.25 of net asset value.

See notes to financial statements.

--------------------------------------------------------------------------------
                                     70 & 71
--------------------------------------------------------------------------------


Statements of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                   STEIN ROE       STEIN ROE       STEIN ROE      STEIN ROE
                                                                   MUNICIPAL    INTERMEDIATE         MANAGED     HIGH-YIELD
                                                                MONEY MARKET      MUNICIPALS      MUNICIPALS     MUNICIPALS
                                                                        FUND            FUND            FUND           FUND
                                                                ------------    ------------    ------------    -----------
Investment Income:
Interest allocated from Portfolio ...........................   $  1,340,597    $         --    $         --    $ 7,418,538
Interest income .............................................             --       4,160,927      13,055,710             --
                                                                ------------    ------------    ------------    -----------
   Total investment income ..................................      1,340,597       4,160,927      13,055,710      7,418,538
                                                                ------------    ------------    ------------    -----------
Expenses:
Expenses allocated from Portfolio ...........................        167,157         346,778         970,013        537,677
Administration fee ..........................................        135,751         110,890         270,859        151,260
Distribution fee:
   Class B ..................................................             --          20,543              --             --
   Class C ..................................................             --           2,775              --             --
Service fee:
   Class A ..................................................             --          13,642              --              1
   Class B ..................................................             --           6,321              --             --
   Class C ..................................................             --             857              --             --
Bookkeeping fee .............................................         21,335          32,260          86,063         41,804
Transfer agent fee ..........................................         91,289         105,724         343,765        178,006
Trustees' fee ...............................................          4,100           5,703           6,946          4,800
Custody fee .................................................                          3,911           5,835             --
Other expenses ..............................................         37,498          77,161          70,174         50,889
                                                                ------------    ------------    ------------    -----------
   Total Expenses ...........................................        457,130         726,565       1,753,655        964,437
Fees and expenses waived or reimbursed by Advisor:
   Total Fund ...............................................        (77,702)       (130,228)             --             --
Fees waived by Distributor:
   Class C ..................................................             --          (1,918)             --             --
Custodian earnings credit ...................................             --          (1,818)         (5,067)            --
                                                                ------------    ------------    ------------    -----------
   Net Expenses .............................................        379,428         592,601       1,748,588        964,437
                                                                ------------    ------------    ------------    -----------
   Net Investment Income ....................................        961,169       3,568,326      11,307,122      6,454,101
                                                                ------------    ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
   on Investments and Futures Contracts:
Net realized gain (loss) on:
   Investments and futures contracts allocated from Portfolio         (9,156)             --              --        859,471
   Investments ..............................................             --       1,073,963       1,952,182             --
   Futures contracts ........................................             --         253,597       4,760,816             --
                                                                ------------    ------------    ------------    -----------
       Net realized gain (loss) .............................         (9,156)      1,327,560       6,712,998        859,471
                                                                ------------    ------------    ------------    -----------
Net change in unrealized appreciation/depreciation on:
   Investments allocated from Portfolio .....................           (411)             --              --       (584,639)
   Investments ..............................................             --      (2,473,602)     (6,479,570)            --
   Futures contracts ........................................             --         (62,603)     (1,963,443)            --
                                                                ------------    ------------    ------------    -----------
       Net change in unrealized appreciation/depreciation ...           (411)     (2,536,205)     (8,443,013)      (584,639)
                                                                ------------    ------------    ------------    -----------
   Net Gain (Loss) ..........................................         (9,567)     (1,208,645)     (1,730,015)       274,832
                                                                ------------    ------------    ------------    -----------
Increase in Net Assets from Operations ......................   $    951,602    $  2,359,681    $  9,577,107    $ 6,728,933
                                                                ============    ============    ============    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
                                     72 & 73
--------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                              STEIN ROE                      STEIN ROE
                                                                           MUNICIPAL MONEY                  INTERMEDIATE
                                                                             MARKET FUND                  MUNICIPALS FUND
                                                                     ---------------------------    ----------------------------
                                                                       (UNAUDITED)                    (UNAUDITED)
                                                                       SIX MONTHS                     SIX MONTHS
                                                                            ENDED     YEAR ENDED           ENDED      YEAR ENDED
                                                                     DECEMBER 31,       JUNE 30,    DECEMBER 31,        JUNE 30,
Increase (Decrease) in Net Assets:                                           2001           2001            2001         2001 (a)
                                                                     ------------    -----------    ------------    ------------
Operations:
Net investment income ............................................   $    961,169    $ 3,794,983    $  3,568,326    $  6,921,330
Net realized gain (loss) on investments and futures contracts ....             --             --       1,327,560         209,438
Net realized loss on investments allocated from Portfolio ........         (9,156)       (26,245)             --              --
Net change in unrealized appreciation/depreciation on investments,
   futures contracts and investments allocated from Portfolio ....           (411)         2,624      (2,536,205)      4,602,773
                                                                     ------------    -----------    ------------    ------------
Net Increase from Operations .....................................        951,602      3,771,362       2,359,681      11,733,541
                                                                     ------------    -----------    ------------    ------------
Distributions Declared to Shareholders:
From net investment income:
   Class A .......................................................             --             --        (302,696)       (244,149)
   Class B .......................................................             --             --        (118,845)       (125,866)
   Class C .......................................................             --             --         (18,125)        (20,059)
   Class S .......................................................       (937,936)    (3,866,466)     (3,154,091)     (6,557,559)
From net realized capital gains:
   Class A .......................................................             --             --        (111,980)             --
   Class B .......................................................             --             --         (45,736)             --
   Class C .......................................................             --             --          (5,642)             --
   Class S .......................................................             --             --      (1,075,613)             --
                                                                     ------------    -----------    ------------    ------------
Total Distributions Declared to Shareholders .....................       (937,936)    (3,866,466)     (4,832,728)     (6,947,633)
                                                                     ------------    -----------    ------------    ------------
Share Transactions:
Class A:
   Subscriptions .................................................             --             --       1,300,244       1,108,278
   Proceeds received in connection with merger ...................             --             --              --      12,945,029
   Distributions reinvested ......................................             --             --         279,958         150,003
   Redemptions ...................................................             --             --        (624,647)     (1,196,465)
                                                                     ------------    -----------    ------------    ------------
      Net Increase ...............................................             --             --         955,555      13,006,845
                                                                     ------------    -----------    ------------    ------------
Class B:
   Subscriptions .................................................             --             --          66,070          83,707
   Proceeds received in connection with merger ...................             --             --              --       8,267,463
   Distributions reinvested ......................................             --             --          97,212          70,869
   Redemptions ...................................................             --             --      (1,623,031)     (1,417,028)
                                                                     ------------    -----------    ------------    ------------
      Net Increase (Decrease) ....................................             --             --      (1,459,749)      7,005,011
                                                                     ------------    -----------    ------------    ------------
Class C:
   Subscriptions .................................................             --             --           2,000           2,114
   Proceeds received in connection with merger ...................             --             --              --       1,361,552
   Distributions reinvested ......................................             --             --          11,997          10,813
   Redemptions ...................................................             --             --        (286,907)       (410,246)
                                                                     ------------    -----------    ------------    ------------
      Net Increase (Decrease) ....................................             --             --        (272,910)        964,233
                                                                     ------------    -----------    ------------    ------------

(a) Class A, B and C shares were initially offered on January 26, 2001.

See notes to financial statements.

--------------------------------------------------------------------------------
                                     74 & 75
--------------------------------------------------------------------------------


Statements of Changes in Net Assets (cont)

                                                                    STEIN ROE                        STEIN ROE
                                                                 MUNICIPAL MONEY                    INTERMEDIATE
                                                                    MARKET FUND                    MUNICIPALS FUND
                                                        ------------------------------    ------------------------------
                                                          (UNAUDITED)                       (UNAUDITED)
                                                           SIX MONTHS                        SIX MONTHS
                                                                ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                         DECEMBER 31,         JUNE 30,     DECEMBER 31,         JUNE 30,
Increase (Decrease) in Net Assets:                               2001             2001             2001         2001 (a)
                                                        -------------    -------------    -------------    -------------
Share Transactions (cont)
Class S:
   Subscriptions ....................................   $  61,119,375    $ 164,319,147    $  30,561,469    $  23,609,167
   Distributions reinvested .........................         871,106        3,539,356        3,275,973        4,902,426
   Redemptions ......................................     (61,259,047)    (173,501,211)     (32,209,024)     (36,951,191)
                                                        -------------    -------------    -------------    -------------
      Net Increase (Decrease) .......................         731,434       (5,642,708)       1,628,418       (8,439,598)
                                                        -------------    -------------    -------------    -------------
Net Increase (Decrease) from Share Transactions .....         731,434       (5,642,708)         851,314       12,536,491
                                                        -------------    -------------    -------------    -------------
Total Increase (Decrease) in Net Assets .............         745,100       (5,737,812)      (1,621,733)      17,322,399
Net Assets:
Beginning of period .................................     108,076,859      113,814,671      153,132,398      135,809,999
                                                        -------------    -------------    -------------    -------------
End of period .......................................   $ 108,821,959    $ 108,076,859    $ 151,510,665    $ 153,132,398
                                                        =============    =============    =============    =============
Undistributed (overdistributed) net investment income   $      44,862    $      21,629    $      61,494    $      (6,222)
                                                        -------------    -------------    -------------    -------------
Changes in Shares:
Class A:
   Subscriptions ....................................              --               --          112,837           97,018
   Issued in connection with merger .................              --               --               --        1,136,725
   Issued for distributions reinvested ..............              --               --           24,611           13,207
   Redemptions ......................................              --               --          (54,374)        (103,653)
                                                        -------------    -------------    -------------    -------------
      Net Increase ..................................              --               --           83,074        1,143,297
                                                        -------------    -------------    -------------    -------------
Class B:
   Subscriptions ....................................              --               --            5,818            7,027
   Issued in connection with merger .................              --               --               --          725,980
   Issued for distributions reinvested ..............              --               --            8,540            6,237
   Redemptions ......................................              --               --         (140,959)        (124,561)
                                                        -------------    -------------    -------------    -------------
      Net Increase (Decrease) .......................              --               --         (126,601)         614,683
                                                        -------------    -------------    -------------    -------------
Class C:
   Subscriptions ....................................              --               --              172              128
   Issued in connection with merger .................              --               --               --          119,560
   Issued for distributions reinvested ..............              --               --            1,052              952
   Redemptions ......................................              --               --          (24,773)         (35,966)
                                                        -------------    -------------    -------------    -------------
      Net Increase (Decrease) .......................              --               --          (23,549)          84,674
                                                        -------------    -------------    -------------    -------------
Class S:
   Subscriptions ....................................      61,115,182      164,331,679        2,655,265        2,093,635
   Issued for distributions reinvested ..............         871,107        3,539,356          287,549          436,242
   Redemptions ......................................     (61,259,047)    (173,501,211)      (2,799,884)      (3,287,944)
                                                        -------------    -------------    -------------    -------------
      Net Increase (Decrease) .......................         727,242       (5,630,176)         142,930         (758,067)
                                                        -------------    -------------    -------------    -------------

(a) Class A, B and C shares were originally offered on January 26, 2001.

See notes to financial statements.

--------------------------------------------------------------------------------
                                     76 & 77
--------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                    STEIN ROE                       STEIN ROE
                                                                     MANAGED                        HIGH-YIELD
                                                                  MUNICIPALS FUND                 MUNICIPALS FUND
                                                         ------------------------------    ------------------------------
                                                            (UNAUDITED)                       (UNAUDITED)
                                                            SIX MONTHS                        SIX MONTHS
                                                                 ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                          DECEMBER 31,         JUNE 30,     DECEMBER 31,         JUNE 30,
Increase (Decrease) in Net Assets:                                2001             2001             2001          2001 (a)
                                                         -------------    -------------    -------------    -------------
Operations:
Net investment income ................................   $  11,307,122    $  23,529,354    $   6,454,101    $  14,079,156
Net realized gain on investments and futures contracts       6,712,998        2,610,060               --               --
Net realized gain (loss) on investments and futures
   contracts allocated from Portfolio ................              --               --          859,471       (2,167,497)
Net change in unrealized appreciation/depreciation
   on investments and futures contracts ..............      (8,443,013)      18,804,629         (584,639)       4,172,995
                                                         -------------    -------------    -------------    -------------
Net Increase from Operations .........................       9,577,107       44,944,043        6,728,933       16,084,654
                                                         -------------    -------------    -------------    -------------
Distributions Declared to Shareholders:
From net investment income:
   Class A ...........................................              --               --              (31)             (53)
   Class S ...........................................     (11,267,405)     (23,563,083)      (6,688,608)     (14,034,351)
From net realized capital gains:
   Class S ...........................................     (10,898,730)      (3,397,797)              --               --
                                                         -------------    -------------    -------------    -------------
Total Distributions Declared to Shareholders .........     (22,166,135)     (26,960,880)      (6,688,639)     (14,034,404)
                                                         -------------    -------------    -------------    -------------
Share Transactions:
Class A:
   Subscriptions .....................................              --               --               --            1,000
   Distributions reinvested ..........................              --               --               31               53
                                                         -------------    -------------    -------------    -------------
      Net Increase ...................................              --               --               31            1,053
                                                         -------------    -------------    -------------    -------------
Class S:
   Subscriptions .....................................      67,175,435      117,914,498       13,343,471       16,198,748
   Distributions reinvested ..........................      15,416,756       16,506,899        4,459,457        9,458,044
   Redemptions .......................................     (78,974,666)    (156,243,597)     (30,076,689)     (56,545,431)
                                                         -------------    -------------    -------------    -------------
      Net Increase (Decrease) ........................       3,617,525      (21,822,200)     (12,273,761)     (30,888,639)
                                                         -------------    -------------    -------------    -------------
Net Increase (Decrease) from Share Transactions ......       3,617,525      (21,822,200)     (12,273,730)     (30,887,586)
                                                         -------------    -------------    -------------    -------------
Total Decrease in Net Assets .........................      (8,971,503)      (3,839,037)     (12,233,436)     (28,837,336)
Net Assets:
Beginning of period ..................................     454,366,100      458,205,137      224,949,612      253,786,948
                                                         -------------    -------------    -------------    -------------
End of period ........................................   $ 445,394,597    $ 454,366,100    $ 212,716,176    $ 224,949,612
                                                         =============    =============    =============    =============
Undistributed (overdistributed) net investment income    $     (71,406)   $    (212,743)   $      34,083    $     173,063
                                                         -------------    -------------    -------------    -------------
Changes in Shares:
Class A:
   Subscriptions .....................................              --               --               --               90
   Issued for distributions reinvested ...............              --               --                2                5
                                                         -------------    -------------    -------------    -------------
       Net Increase ..................................              --               --                2               95
                                                         -------------    -------------    -------------    -------------
Class S:
   Subscriptions .....................................       7,347,391       13,117,052        1,179,198        1,450,026
   Issued for distributions reinvested ...............       1,729,131        1,847,836          394,920          848,660
   Redemptions .......................................      (8,588,821)     (17,394,723)      (2,664,450)      (5,051,528)
                                                         -------------    -------------    -------------    -------------
        Net Increase (Decrease) ......................         487,701       (2,429,835)      (1,090,332)      (2,752,842)
                                                         -------------    -------------    -------------    -------------

(a) Class A shares were initially offered on July 31, 2000.

See notes to financial statements.

--------------------------------------------------------------------------------
78 Notes to Financial Statements
--------------------------------------------------------------------------------

Notes to Financial Statements
DECEMBER 31, 2001 (UNAUDITED)

Note 1. Organization

      Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Liberty-Stein Roe Funds Municipal Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.

      The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe High-Yield Municipals Fund contributed $335,711,000 in securities and other net assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At December 31, 2001, Stein Roe Municipal Money Market Fund owned 89.5% of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund owned 100.0% of SR&F High-Yield Municipals Portfolio.

      Stein Roe High-Yield Municipals Fund offers two classes of shares: Class A and Class S shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares, as described in the prospectus.

--------------------------------------------------------------------------------
                                                                              79
--------------------------------------------------------------------------------


      Stein Roe Intermediate Municipals Fund offers four classes of shares:
Class A, Class B, Class C, and Class S. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares, as described in the Fund's prospectus.

      On January 26, 2001, Liberty Intermediate Tax-Exempt Fund merged into Stein Roe Intermediate Municipals Fund as follows:

                               Mutual Fund            Unrealized
     Shares Issued         Net Assets Received      Appreciation(1)
       1,982,265               $22,574,044            $1,432,367

                              Net Assets of         Net Assets of
     Net Assets of         (other Mutual Fund)         the Fund
    the Fund prior          immediately prior      immediately after
    to combination           to combination           combination
     $136,775,894              $22,574,044           $159,349,938

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

Note 2. Significant Accounting Policies

      The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
80
--------------------------------------------------------------------------------


Determination of class net asset values and financial highlights:

      All income, expenses (other than Class A, Class B and Class C service fees and the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee per share applicable to Class B and Class C shares only.

      Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

Investment Transactions and Investment Income

      Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

      Effective July 1, 2001, the Portfolios and Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Funds, but resulted in reclassifications as follows:

                                                                Decrease
                                                           In Net Unrealized
                                           Increase          Appreciation/
                                            in cost           Depreciation

Stein Roe Intermediate Municipals Fund    $  93,147           $ (93,147)
Stein Roe Managed Municipals Fund           101,620            (101,620)
SR&F High Yield Municipal Portfolio          95,558             (95,558)
Stein Roe High-Yield Municipals Fund         95,558             (95,558)

--------------------------------------------------------------------------------
                                                                              81
--------------------------------------------------------------------------------


      The effect of this change for the six months ended December 31, 2001 is as follows:

                                                Decrease
                              Increase       Net Unrealized    Decrease in
                           Net Investment     Appreciation/   Net Realized
                               Income         Depreciation    Gains/Losses

Stein Roe Intermediate
Municipals Fund                $17,227        $     (652)       $(16,575)
Stein Roe Managed
Municipals Fund                 44,407           (14,741)        (29,666)
SR&F High Yield
Municipal Portfolio             26,843           (25,121)         (1,722)
Stein Roe High Yield
Municipals Fund                 26,843           (25,121)         (1,722)

      The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change.

      Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or the Portfolios had when-issued or delayed delivery purchase commitments as of December 31, 2001.

Security Valuations

      Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees (the "Trustees"), which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. This Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Trustees would consider what action, if any, should be taken. Futures contracts are valued based on the difference between the last sale price and the opening price of the

--------------------------------------------------------------------------------
82
--------------------------------------------------------------------------------


contract. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

      Stein Roe Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

Futures Contracts

      Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and SR&F High-Yield Municipals Portfolio may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

      Upon entering into a futures contract, the Fund/Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund/Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Federal Income Taxes

      No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be inclusive in the alternative minimum tax calculation.

--------------------------------------------------------------------------------
                                                                              83
--------------------------------------------------------------------------------


      At June 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                          Year of
                                         Expiration            Amount

Stein Roe Municipal Money Market Fund     2002-2009           $   32,125
Stein Roe Intermediate Municipals Fund         2008               27,641
Stein Roe High-Yield Municipals Fund      2006-2009            6,781,125

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

      The capital loss carryforward for Stein Roe Intermediate Municipals Fund was inherited from its merger with Liberty Intermediate Tax-Exempt Fund.

      Additionally, the following net capital losses attributable to security transactions incurred after October 31, 2000, are treated as arising on July 1, 2001, the first day of the Fund's next taxable year:

                                                Capital Loss

Stein Roe Municipal Money Market Fund             $10,270
Stein Roe High-Yield Municipals Fund               90,612

Distributions to Shareholders

      Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Portfolio Composition

      The Funds and the Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. or state and local government

--------------------------------------------------------------------------------
84
--------------------------------------------------------------------------------


obligations that are set aside to pay off the original issue at the first call date or maturity). See Investment Portfolios for information regarding breakdown of securities held by type at December 31, 2001.

      The Funds and the Portfolios hold investments that are insured by private insurers who guarantee payment of principal and interest in the event of default. At December 31, 2001, investments in these securities for Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and SR&F High-Yield Municipals Portfolio represented 56.0%, 44.2% and 13.3% of holdings, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At December 31, 2001, 74.0% of the Portfolio was backed by letters of credit. See the Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administrative Fees

      The Funds and the Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Fleet National Bank ("Fleet"), an indirect, majority-owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), for its services as investment advisor and manager. The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of 0.25% of average daily net assets. The management fee for each of Stein Roe Intermediate Municipals Fund and SR&F High-Yield Municipals Portfolio is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million and 0.40% thereafter. The management fee for Stein Roe Managed Municipals Fund is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million, 0.40% of the next $800 million and 0.375% thereafter.

     On November 1, 2001, Liberty Financial Companies, Inc., a

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                                                                              85
--------------------------------------------------------------------------------


former affiliate of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contracts with the Funds and the Portfolios to Fleet. The Funds and the Portfolios have obtained approval of new investment advisory contracts by the Funds' Board of Trustees and Fund shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

      The administrative fee for the Stein Roe Municipal Money Market Fund is computed at an annual rate of 0.25% of average daily net assets up to $500 million, 0.20% of average daily net assets for the next $500 million and 0.15% thereafter. The administrative fee for each of Stein Roe Intermediate Municipals Fund and Stein Roe High-Yield Municipals Fund is computed at an annual rate of 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million and 0.10% thereafter. The administrative fee for Stein Roe Managed Municipals Fund is 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million, 0.10% of the next $800 million and 0.075% thereafter.

Bookkeeping Fees

      The Advisor is responsible for providing pricing and bookkeeping services to the Portfolios and the Funds under Pricing and Bookkeeping Agreements. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

      Under its pricing and bookkeeping agreements with the SR&F Base Trust, on behalf of the Portfolios and Funds, the Advisor receives from each Portfolio and each of Stein Roe Intermediate Municipals Fund and Stein Roe Managed Municipals Fund, an annual flat fee of $10,000 paid monthly; from each of Stein Roe

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86
--------------------------------------------------------------------------------


Municipal Money Market Fund and Stein Roe High Yield Municipals Fund an annual flat fee of $5,000; and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Underwriting discounts, service and distribution fees

      Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is Stein Roe Intermediate Municipals Fund's principal underwriter. For the six months ended December 31, 2001, the Stein Roe Intermediate Municipals Fund has been advised that the Distributor did not receive any contingent deferred sales charges ("CDSC") of Class B or Class C Share redemptions.

      The Stein Roe Intermediate Municipals Fund has adopted a 12b-1 plan (the "Plan"), which requires it to pay the Distributor a monthly service fee equal to 0.20% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.65% annually of the average daily net assets attributable to Class B shares and Class C shares, only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

      The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits

      The Advisor has agreed to reimburse Stein Roe Municipal Money Market Fund and Stein Roe Intermediate Municipals Fund for expenses in excess of 0.70% of average daily net assets.

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                                                                              87
--------------------------------------------------------------------------------


Transfer Agent Fees

      Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses. The transfer Agent also receives a fixed fee of $6,000 annually from each of the Portfolios.

Other

      Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid by the Trust to any other trustee or officer of the Trust who is affiliated with the Advisor.

Note 5. Line of Credit

      The Trust (excluding the Stein Roe Municipal Money Market Fund, Liberty High Income Municipals Fund-Class A, Stein Roe High-Yield Municipals Fund) and the SR&F Base Trust (excluding the SR&F Cash Reserve Portfolio and SR&F Municipal Money Market Portfolio) (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire letter of credit at any particular time. For the six months ended December 31, 2001, the Trusts had no borrowings under the agreement.

--------------------------------------------------------------------------------
88
--------------------------------------------------------------------------------


Note 6. Portfolio Information

      The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the six months ended December 31, 2001, were as follows:

                                                      Purchases         Sales

Stein Roe Intermediate Municipals Fund               $37,452,858     $40,966,831
Stein Roe Managed Municipals Fund                     37,926,509      45,546,232
SR&F High Yield Municipals Portfolio                  12,625,792      19,265,450

      Unrealized appreciation (depreciation) at December 31, 2001 for generally accepted accounting principles was:

                                      Stein Roe      Stein Roe         SR&F
                                    Intermediate      Managed       High-Yield
                                     Municipals     Municipals      Municipals
                                        Fund           Fund          Portfolio

Gross unrealized
  appreciation                      $ 8,904,191    $ 33,927,572    $ 10,939,854
Gross unrealized
  depreciation                       (1,173,903)     (6,286,685)    (11,900,974)
                                    -----------    ------------    ------------
Net unrealized appreciation/
  depreciation                      $ 7,730,288    $ 27,640,887    $   (961,120)
                                    ===========    ============    ============

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                                                                              89
--------------------------------------------------------------------------------


                       This page intentionally left blank

--------------------------------------------------------------------------------
                          90 & 91 Financial Highlights
--------------------------------------------------------------------------------

SR&F Municipal Money Market Portfolio

Selected data for a share outstanding throughout each period is as follows:


                                      (UNAUDITED)
                                      SIX MONTHS
                                           ENDED                       YEAR ENDED JUNE 30,
                                    DECEMBER 31,       ---------------------------------------------------
                                            2001          2001       2000       1999       1998       1997
                                         -------       -------    -------    -------    -------    -------
Ratios to Average Net Assets:
Expenses (a) ................              0.31%(b)      0.32%      0.30%      0.30%      0.34%      0.32%
Net investment income (a) ...              2.17%(b)      3.66%      3.57%      3.07%      3.41%      3.36%

(a) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(b)   Annualized.

SR&F High-Yield Municipals Portfolio

Selected data for a share outstanding throughout each period is as follows:

                                    (UNAUDITED)
                                    SIX MONTHS                                   PERIOD
                                         ENDED          YEAR ENDED JUNE 30,       ENDED
                                  DECEMBER 31,         --------------------    JUNE 30,
                                          2001         2001    2000    1999      1998(a)
                                  ------------         ----    ----    ----    --------
Ratios to Average Net Assets:
Expenses (d) ................           0.47%(b)      0.47%   0.47%   0.45%       0.47%(b)
Net investment income (d) ...           6.04%(b)(e)   6.18%   6.11%   5.55%       5.72%(b)
Portfolio turnover rate .....              6%(c)        16%     14%     19%          3%(c)

(a)   From commencement of operations on February 2, 1998.
(b)   Annualized.
(c)   Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 6.02% to 6.04%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
                                     92 & 93
--------------------------------------------------------------------------------


Stein Roe Municipal Money Market Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                     ENDED                       YEAR ENDED JUNE 30,
                                              DECEMBER 31,       ---------------------------------------------------
                                                      2001          2001       2000       1999       1998       1997
                                              ------------       -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period .......  $      1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                              ------------       -------    -------    -------    -------    -------
Income from Investment Operations:
Net investment income (a) ..................         0.009         0.033      0.031      0.027      0.031      0.030
Less Distributions Declared to Shareholders:
From net investment income .................        (0.009)       (0.033)    (0.031)    (0.027)    (0.031)    (0.030)
                                              ------------       -------    -------    -------    -------    -------
Net Asset Value, End of Period .............  $      1.000       $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                              ============       =======    =======    =======    =======    =======
Total return (b) ...........................         0.88%(c)      3.39%      3.20%      2.73%      3.10%      3.04%
                                              ============       =======    =======    =======    =======    =======
Ratios to Average Net Assets:
Expenses ...................................         0.70%(d)      0.70%      0.70%      0.70%      0.70%      0.70%
Net investment income ......................         1.78%(d)      3.31%      3.19%      2.69%      3.06%      2.98%
Waiver/reimbursement .......................         0.14%(d)      0.11%      0.10%      0.09%      0.16%      0.16%
Net assets, end of period (000's) ..........  $    108,822      $108,077   $113,815   $119,032   $115,279   $118,424

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Computed giving effect to Advisor's expense limitation undertaking.
(c)   Not Annualized.
(d)   Annualized.

--------------------------------------------------------------------------------
                                     94 & 95
--------------------------------------------------------------------------------


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS            PERIOD
                                                                               ENDED             ENDED
                                                                        DECEMBER 31,          JUNE 30,
Class A Shares                                                                  2001           2001 (a)
                                                                        ------------        ----------
Net Asset Value, Beginning of Period ................................   $      11.36        $    11.41
                                                                        ------------        ----------
Income from Investment Operations:
Net investment income (b) ...........................................           0.25 (c)          0.22
Net realized and unrealized loss on investments and futures contracts          (0.08)(c)         (0.05)
                                                                        ------------        ----------
   Total from Investment Operations .................................           0.17              0.17
                                                                        ------------        ----------
Less Distributions Declared to Shareholders:
From net investment income ..........................................          (0.26)            (0.22)
From net realized capital gains .....................................          (0.09)               --
                                                                        ------------        ----------
   Total Distributions Declared to Shareholders .....................          (0.35)            (0.22)
                                                                        ------------        ----------
Net Asset Value, End of Period ......................................   $      11.18        $    11.36
                                                                        ============        ==========
Total return (d)(e) .................................................          1.49%             1.55%
                                                                        ============        ==========
Ratios to Average Net Assets:
Expenses (f)(g) .....................................................          0.90%             0.90%
Net investment income (f)(g) ........................................          4.39%(c)          4.49%
Waiver/reimbursement (g) ............................................          0.17%             0.11%
Portfolio turnover rate (e) .........................................            24%               17%
Net assets, end of period (000's) ...................................   $     13,711        $   12,988

(a)   Class A shares were initially offered on January 26, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 4.37% to 4.39%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.
(d) Computed giving effect to the Advisor's, Administrator's and Distributor's expense limitation undertaking.
(e)   Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)   Annualized.

--------------------------------------------------------------------------------
                                     96 & 97
--------------------------------------------------------------------------------


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS           PERIOD
                                                                               ENDED            ENDED
                                                                        DECEMBER 31,         JUNE 30,
Class B Shares                                                                  2001         2001 (a)
                                                                        ------------        ---------
Net Asset Value, Beginning of Period ................................   $      11.36        $   11.41
                                                                        ------------        ---------
Income from Investment Operations:
Net investment income (b) ...........................................           0.22 (c)         0.19
Net realized and unrealized loss on investments and futures contracts          (0.09)(c)        (0.05)
                                                                        ------------        ---------
   Total from Investment Operations .................................           0.13             0.14
                                                                        ------------        ---------
Less Distributions Declared to Shareholders:
From net investment income ..........................................          (0.22)           (0.19)
From net realized capital gains .....................................          (0.09)              --
                                                                        ------------        ---------
   Total Distributions Declared to Shareholders .....................          (0.31)           (0.19)
                                                                        ------------        ---------
Net Asset Value, End of Period ......................................   $      11.18        $   11.36
                                                                        ============        =========
Total return (d)(e) .................................................          1.16%            1.26%
                                                                        ============        =========
Ratios to Average Net Assets:
Expenses (f)(g) .....................................................          1.55%            1.55%
Net investment income (f)(g) ........................................          3.74%(c)         3.84%
Waiver/reimbursement (g) ............................................          0.17%            0.11%
Portfolio turnover rate (e) .........................................            24%              17%
Net assets, end of period (000's) ...................................   $      5,457        $   6,981

(a)   Class B shares were initially offered on January 26, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 3.72% to 3.74%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.
(d) Computed giving effect to the Advisor's, Administrator's and Distributor's expense limitation undertaking.
(e)   Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)   Annualized.

--------------------------------------------------------------------------------
                                     98 & 99
--------------------------------------------------------------------------------


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS          PERIOD
                                                                               ENDED           ENDED
                                                                        DECEMBER 31,        JUNE 30,
Class C Shares                                                                  2001         2001 (a)
                                                                        ------------        --------
Net Asset Value, Beginning of Period ................................   $      11.36        $  11.41
                                                                        ------------        --------
Income from Investment Operations:
Net investment income (b) ...........................................           0.24(c)         0.21
Net realized and unrealized loss on investments and futures contracts          (0.08)(c)       (0.04)
                                                                        ------------        --------
   Total from Investment Operations .................................           0.16            0.17
                                                                        ------------        --------
Less Distributions Declared to Shareholders:
From net investment income ..........................................          (0.25)          (0.22)
From net realized capital gains .....................................          (0.09)             --
                                                                        ------------        --------
   Total Distributions Declared to Shareholders .....................          (0.34)          (0.22)
                                                                        ------------        --------
Net Asset Value, End of Period ......................................   $      11.18        $  11.36
                                                                        ============        ========
Total return (d)(e) .................................................          1.38%           1.46%
                                                                        ============        ========
Ratios to Average Net Assets:
Expenses (f)(g) .....................................................          1.10%           1.10%
Net investment income (f)(g) ........................................          4.19%(c)        4.29%
Waiver/reimbursement (g) ............................................          0.62%           0.56%
Portfolio turnover rate (e) .........................................            24%             17%
Net assets, end of period (000's) ...................................   $        683        $    962

(a)   Class C shares were initially offered on January 26, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 4.17% to 4.19%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.
(d) Computed giving effect to the Advisor's, Administrator's and Distributor's expense limitation undertaking.
(e)   Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)   Annualized.

--------------------------------------------------------------------------------
                                    100 & 101
--------------------------------------------------------------------------------


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                         ENDED                              YEAR ENDED JUNE 30,
                                                  DECEMBER 31,           ---------------------------------------------------------
Class S Shares                                            2001              2001          2000        1999        1998        1997
                                                  ------------           -------       -------     -------     -------     -------
Net Asset Value, Beginning of Period ..........   $      11.36           $ 10.96       $ 11.23     $ 11.57     $ 11.38     $ 11.22
                                                  ------------           -------       -------     -------     -------     -------
Income from Investment Operations:
Net investment income .........................           0.27(a)(b)        0.54(a)       0.28        0.54        0.54        0.55
Net realized and unrealized gain (loss)
   on investments and futures contracts .......          (0.09)(b)          0.40         (0.27)      (0.30)       0.22        0.22
                                                  ------------           -------       -------     -------     -------     -------
   Total from Investment Operations ...........           0.18              0.94          0.01        0.24        0.76        0.77
                                                  ------------           -------       -------     -------     -------     -------
Less Distributions Declared to Shareholders:
From net investment income ....................          (0.27)            (0.54)        (0.26)      (0.54)      (0.54)      (0.55)
From net realized capital gains ...............          (0.09)               --         (0.02)      (0.04)      (0.03)      (0.06)
                                                  ------------           -------       -------     -------     -------     -------
   Total Distributions Declared to Shareholders          (0.36)            (0.54)        (0.28)      (0.58)      (0.57)      (0.61)
                                                  ------------           -------       -------     -------     -------     -------
Net Asset Value, End of Period ................   $      11.18           $ 11.36       $ 10.96     $ 11.23     $ 11.57     $ 11.38
                                                  ============           =======       =======     =======     =======     =======
Total return (c) ..............................          1.59%(d)          8.74%         3.10%       2.08%       6.84%       7.07%
                                                  ============           =======       =======     =======     =======     =======
Ratios to Average Net Assets:
Expenses ......................................          0.70%(e)          0.70%         0.70%       0.70%       0.70%       0.70%
Net investment income .........................          4.59%(b)(e)       4.79%         4.93%       4.58%       4.70%       4.84%
Waiver/reimbursement ..........................          0.17%(e)          0.18%         0.11%       0.09%       0.11%       0.12%
Portfolio turnover rate .......................            24%(d)            17%           26%         48%         29%         44%
Net assets, end of period (000's) .............   $    131,659          $132,201      $135,810    $168,896    $196,651    $196,006

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 4.57% to 4.59%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.
(c) Computed giving effect to the Advisor's, Administrator's and Distributor's expense limitation undertaking.
(d)   Not annualized.
(e)   Annualized.

--------------------------------------------------------------------------------
                                    102 & 103
--------------------------------------------------------------------------------


Stein Roe Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS
                                                        ENDED                              YEAR ENDED JUNE 30,
                                                 DECEMBER 31,          ----------------------------------------------------------
                                                         2001              2001          2000        1999        1998        1997
                                                 ------------          --------      --------    --------    --------    --------
Net Asset Value, Beginning of Period ..........  $       8.99          $   8.65      $   9.07    $   9.38    $   9.11    $   8.85
                                                 ------------          --------      --------    --------    --------    --------
Income from Investment Operations:
Net investment income .........................          0.22(a)(b)        0.45(a)       0.47        0.47        0.48        0.48
Net realized and unrealized gain (loss)
   on investments and futures contracts .......         (0.03)(b)          0.41         (0.32)      (0.31)       0.27        0.26
                                                 ------------          --------      --------    --------    --------    --------
   Total from Investment Operations ...........          0.19              0.86          0.15        0.16        0.75        0.74
                                                 ------------          --------      --------    --------    --------    --------
Less Distributions Declared to Shareholders:
From net investment income ....................         (0.23)            (0.45)        (0.47)      (0.47)      (0.48)      (0.48)
From net realized capital gains ...............         (0.22)            (0.07)        (0.10)         --          --          --
                                                 ------------          --------      --------    --------    --------    --------
   Total Distributions Declared to Shareholders         (0.45)            (0.52)        (0.57)      (0.47)      (0.48)      (0.48)
                                                 ------------          --------      --------    --------    --------    --------
Net Asset Value, End of Period ................  $       8.73          $   8.99      $   8.65    $   9.07    $   9.38    $   9.11
                                                 ============          ========      ========    ========    ========    ========
Total return ..................................         2.02%(d)         10.13%         1.86%       1.67%       8.37%       8.56%
                                                 ============          ========      ========    ========    ========    ========
Ratios to Average Net Assets:
Expenses (c) ..................................         0.75%(e)          0.74%         0.69%       0.72%       0.72%       0.73%
Net investment income (c) .....................         4.85%(b)(e)       5.07%         5.39%       5.02%       5.14%       5.31%
Portfolio turnover rate .......................            8%(d)            17%           19%         17%         12%         16%
Net assets, end of period (000's) .............  $    445,395          $454,366      $458,205    $538,322    $583,138    $582,366

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(d)   Not Annualized.
(e)   Annualized.

--------------------------------------------------------------------------------
                                    104 & 105
--------------------------------------------------------------------------------


Stein Roe High-Yield Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                         (UNAUDITED)
                                                                          SIX MONTHS         PERIOD
                                                                               ENDED          ENDED
                                                                        DECEMBER 31,        JUNE 30,
Class A Shares                                                                  2001        2001 (a)
                                                                        ------------        -------
Net Asset Value, Beginning of Period ................................   $      11.13        $ 11.11
                                                                        ------------        -------
Income from Investment Operations:
Net investment income (b) ...........................................           0.31(c)        0.58
Net realized and unrealized gain on investments and futures contracts           0.02(c)        0.01
                                                                        ------------        -------
   Total from Investment Operations .................................           0.33           0.59
                                                                        ------------        -------
Less Distributions Declared to Shareholders:
From net investment income ..........................................          (0.32)         (0.57)
                                                                        ------------        -------
Net Asset Value, End of Period ......................................   $      11.14        $ 11.13
                                                                        ============        =======
Total return (d) ....................................................          2.97%          5.42%
                                                                        ============        =======
Ratios to Average Net Assets:
Expenses (e) ........................................................          1.10%          1.06%
Net investment income (e) ...........................................          5.51%(c)       5.65%
Net assets, end of period (000's) ...................................   $          1        $     1

(a)   From commencement of operations on July 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.49% to 5.51%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)   Not Annualized.
(e)   Annualized

--------------------------------------------------------------------------------
                                    106 & 107
--------------------------------------------------------------------------------


Stein Roe High-Yield Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                     ENDED                             YEAR ENDED JUNE 30,
                                              DECEMBER 31,          -----------------------------------------------------------
Class S Shares                                        2001             2001         2000       1999          1998          1997
                                              ------------          -------      -------    -------       -------       -------
Net Asset Value, Beginning of Period .......  $      11.12          $ 11.04      $ 11.71    $ 11.97       $ 11.67       $ 11.40
                                              ------------          -------      -------    -------       -------       -------
Income from Investment Operations:
Net investment income ......................          0.32(a)(b)       0.65(a)      0.65       0.63          0.65          0.72
Net realized and unrealized gain (loss)
   on investments and futures contracts ....          0.01(b)          0.08        (0.68)     (0.25)         0.30          0.27
                                              ------------          -------      -------    -------       -------       -------
   Total from Investment Operations ........          0.33             0.73        (0.03)      0.38          0.95          0.99
                                              ------------          -------      -------    -------       -------       -------
Less Distributions Declared to Shareholders:
From net investment income .................         (0.34)           (0.65)       (0.64)     (0.64)        (0.65)        (0.72)
                                              ------------          -------      -------    -------       -------       -------
Net Asset Value, End of Period .............  $      11.11          $ 11.12      $ 11.04    $ 11.71       $ 11.97       $ 11.67
                                              ============          =======      =======    =======       =======       =======
Total return ...............................          2.92%(e)         6.78%       (0.16)%     3.18%(d)      8.32%         8.91%
                                              ============          =======      =======    =======       =======       =======
Ratios to Average Net Assets:
Expenses ...................................         0.85%(f)         0.81%        0.78%      0.77%         0.75%         0.77%
Net investment income ......................         5.69%(b)(f)      5.86%        5.82%      5.26%         5.48%         6.20%
Portfolio turnover rate ....................           N/A              N/A          N/A        N/A             8%(c)        11%(c)
Net assets, end of period (000's) ..........  $    212,715         $224,950     $253,787   $297,874      $341,780      $306,070

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.67% to 5.69%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)   Prior to commencement of operations of the Portfolio.
(d) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.
(e)   Not Annualized.
(f)   Annualized.

--------------------------------------------------------------------------------
108 Shareholder Meeting Results
--------------------------------------------------------------------------------


Stein Roe Municipal Money Market Fund

      On September 26, 2001, a Special Meeting of Shareholders of the fund was held to conduct a vote for or against the approval of the items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 106,791,771. The votes were as follows:

                                          % of Shares to       % of Shares
Proposal of new investment               Total Outstanding       to Total
advisory agreement:           Shares           Shares          Shares Voted
--------------------------------------------------------------------------------

For                         55,338,227         51.82%             96.01%
Against                      1,174,232          1.10%              2.04%
Abstain                      1,122,911          1.05%              1.95%

Stein Roe Intermediate Municipals Fund

      On September 26, 2001, a Special Meeting of Shareholders of the fund was held to conduct a vote for or against the approval of the items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 153,888,968. The votes were as follows:

                                          % of Shares to       % of Shares
Proposal of new investment               Total Outstanding       to Total
advisory agreement:           Shares           Shares          Shares Voted
--------------------------------------------------------------------------------

For                         92,617,350         60.18%             95.94%
Against                      1,022,246          0.66%              1.06%
Abstain                      2,895,450          1.88%              3.00%

Stein Roe Managed Municipals Fund

      On September 26, 2001, a Special Meeting of Shareholders of the fund was held to conduct a vote for or against the approval of the items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 458,917,956. The votes were as follows:

                                          % of Shares to       % of Shares
Proposal of new investment               Total Outstanding       to Total
advisory agreement:           Shares           Shares          Shares Voted
--------------------------------------------------------------------------------

For                        268,395,066         58.48%             94.52%
Against                      7,888,467          1.72%              2.78%
Abstain                      7,665,022          1.67%              2.70%

--------------------------------------------------------------------------------
                                                                             109
--------------------------------------------------------------------------------


Stein Roe High Yield Municipals Fund

      On September 26, 2001, a Special Meeting of Shareholders of the fund was held to conduct a vote for or against the approval of the items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 224,634,756. The votes were as follows:

                                          % of Shares to       % of Shares
Proposal of new investment               Total Outstanding       to Total
advisory agreement:           Shares           Shares          Shares Voted
--------------------------------------------------------------------------------

For                        117,145,907         52.15%             93.90%
Against                      3,173,618          1.41%              2.54%
Abstain                      4,440,121          1.98%              3.56%

                                             [LOGO]
                                          stein roe
                                       MUTUAL FUNDS

                               ONE FINANCIAL CENTER
                              BOSTON, MA 02111-2621
                                       800-338-2550

                                                                DIR-03/465I-0102
                                                                         02/0191